UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2020

Date of reporting period:	January 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Multi-Asset Absolute Return Fund

Annual report
12 | 31 | 20

Message from the Trustees

February 12, 2021

Dear Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/20)

Investment objective

Positive total return

Net asset value December 31, 2020

Class IA: $9.45	Class IB: $9.29

Total return at net asset value

				Bloomberg
			ICE BofA	Barclays
			U.S.	U.S.
(as of	Class IA	Class IB	Treasury	Aggregate	S&P 500
12/31/20)	shares*	shares*	Bill Index	Bond Index	Index
1 year	–7.17%	–7.38%	0.74%	7.51%	18.40%
5 years	–1.67	–2.70	6.29	24.24	103.04
Annualized	–0.34	–0.55	1.23	4.44	15.22
Life	7.45	5.03	6.73	43.32	236.52
Annualized	0.75	0.51	0.68	3.79	13.37

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 2, 2011.

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

The S&P 500 Index is an unmanaged index of common stock performance. The ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Source: Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy of completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Negative weights may result from timing differences between trade and settlement dates of securities, such as TBAs, or by the use of derivatives.

Putnam VT Multi-Asset Absolute Return Fund	1

Report from your fund’s managers

How was the investment environment for the 12-month reporting period?

Risk assets experienced a sharp sell-off in March as investors absorbed news about the COVID-19 pandemic, a price war in the oil markets, and stressed liquidity. To help allay fears and head off weaker growth, central banks and governments around the globe injected vast amounts of monetary and fiscal stimulus into the financial system. The second quarter saw a significant reversal in market sentiment and rallies across asset classes. The snapback was fueled by fiscal and monetary stimulus along with hopes of a sharp economic recovery as businesses began to reopen. September brought a change in sentiment as the markets digested the upcoming U.S. elections and a lack of another fiscal package. Despite some weakness during the fourth quarter, markets advanced overall for the reporting period. The rally was supported by the development of COVID-19 vaccines and U.S. election results that helped boost investor sentiment.

How did Putnam VT Multi-Asset Absolute Return Fund perform?

For the 12-month reporting period ended December 31, 2020, the fund’s class IA shares returned –7.17%, underperforming the benchmark ICE BofA U.S. Treasury Bill Index, which returned 0.74%.

What strategies influenced the fund’s performance?

The fund seeks to achieve risk-and-return characteristics by dynamically allocating assets using a combination of directional [or market sensitive] and non-directional [or market neutral] strategies.

For the reporting period, the directional component had a positive impact on performance. The fixed-income component of the risk-balanced portfolio and our tactical positioning to rate risk boosted performance. The portfolio benefited from our long position to interest-rate risk during the height of first-quarter market volatility. In the second quarter, we moved modestly short to interest-rate risk, protecting most of the first-quarter gains. This position benefited performance as rates ticked slightly higher in the fourth quarter. We moved the position to neutral in December. Overall, the portfolio was net long rates, resulting in a positive contribution from directional rate exposures. The equity component of the risk-balanced portfolio ended as a positive contributor to performance, while our tactical positioning to equity-risk offset these gains. The portfolio benefited from a tactical short position to equity risk in the first quarter as COVID-19 fears sent equity markets into a tailspin. However, a modest short position to equity risk midway through the period fully erased these gains. We moved modestly long in equity risk early in the fourth quarter of 2020, which helped to partially offset some of the losses experienced during the summer. Overall, the portfolio was net long in equity risk, but ended with a slightly negative contribution from directional equity exposures due to tactical short positioning in the middle of the period. Credit and commodity exposures were small detractors.

Gains from directional exposures were more than offset by weakness within non-directional strategies. This weakness was primarily driven by our equity-selection alpha strategies. A low-beta stock selection strategy, forensic accounting strategy, and quantitatively driven emerging-markets equity strategy all ended negative for the period. Fixed-income selection alpha and regional fixed-income long/short strategies detracted, but to a lesser extent. Commodity alpha, alternative beta, and currency alpha finished positive to varying degrees and offset some of this weakness in 2020.

How did the fund use derivatives during the reporting period?

We purchased and wrote options as a means to hedge duration and convexity; isolate prepayment risk; gain exposure to interest rates; hedge against changes in the value of securities owned or expected-to-be-owned in the portfolio; mitigate prepayment risk; generate additional income for the portfolio; gain exposure to securities; manage downside risks; and enhance returns on a security or securities owned. Futures were used to help manage the portfolio’s exposure to market risk, increase its exposure to interest rates, equitize cash, and hedge interest-rate and prepayment risks. Forward currency contracts were used to hedge foreign exchange risk and gain exposure to currencies. Additionally, total return swaps were deployed to hedge sector exposure; and manage, including increasing, the fund’s exposure to specific markets, countries, sectors, industries, or baskets of securities. We also used interest-rate swaps to hedge interest-rate and prepayment risks and gain exposure to interest rates. Lastly, credit default swaps were used to hedge credit and market risks, as well as gain exposure to individual issuers and/or baskets of securities.

What is your outlook for 2021?

Overall, our tactical positioning is relatively close to neutral. At the end of the fourth quarter, we moved our rates position from slightly short to neutral. In early January 2021, we moved our position in commodities from slightly short to long.

In our dynamic allocation overly, we are currently slightly long to equity risk, neutral in terms of rate risk and credit risk, and long to commodity risk. We are constructive on equities but tactically wary of overextended sentiment and additional virus-related setbacks. The change in rates positioning is based on our belief that the range of potential outcomes is now roughly in line with long-term expectations. The Federal Reserve supports a lower-for-longer, short-term policy rate and continued asset purchases until there is further progress on its employment and inflation goals. We are neutral to credit risk as markets appear to have fully retraced from the extreme spread widening that occurred during the historic sell-off. Lower levels of carry also support this position. Our decision to move the commodity position to long is based on near-term headwinds of slack economic activity that have failed to materialize in weaker commodity prices. We expect the continued rollout of vaccines, fiscal support, and easy monetary conditions will likely stimulate significant global demand for commodities in 2021.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

2	Putnam VT Multi-Asset Absolute Return Fund

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. Our alpha strategy may lose money or not earn a return sufficient to cover associated trading and other costs. Our use of leverage obtained through derivatives increases these risks by increasing investment exposure. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful. The fund may not achieve its goal, and it is not intended to be a complete investment program. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The fund’s prospectus lists additional risks. You can lose money by investing in the fund. The fund is not intended to outperform stocks and bonds during strong market rallies.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation. He has been in the investment industry since he joined Putnam in 1994.

Brett S. Goldstein, CFA, Robert J. Schoen, and Jason R. Vaillancourt, CFA, are also Portfolio Managers of the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Multi-Asset Absolute Return Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/20 to 12/31/20. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/19*	0.92%	1.17%
Total annual operating expenses for the fiscal
year ended 12/31/19	1.37%	1.62%
Annualized expense ratio for the six-month
period ended 12/31/20†	0.90%	1.15%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/21.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/20		ended 12/31/20
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.49	$5.74	$4.57	$5.84
Ending value
(after
expenses)	$986.40	$986.20	$1,020.61	$1,019.36

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Multi-Asset Absolute Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Multi-Asset Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Multi-Asset Absolute Return Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Multi-Asset Absolute Return Fund	5

The fund’s portfolio 12/31/20

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (26.0%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (26.0%)
Uniform Mortgage-Backed Securities
4.00%, TBA, 1/1/51	$1,000,000	$1,067,891
3.50%, TBA, 1/1/51	1,000,000	1,057,344
3.00%, TBA, 1/1/51	1,000,000	1,047,813
2.50%, TBA, 2/1/51	1,000,000	1,052,383
2.50%, TBA, 1/1/51	2,000,000	2,108,438
		6,333,869
Total U.S. government and agency mortgage
obligations (cost $6,307,891)		$6,333,869

COMMON STOCKS (10.3%)*	Shares	Value

Basic materials (1.1%)
Anglo American Platinum, Ltd. (South Africa)	382	$37,251
Anhui Conch Cement Co., Ltd. Class H (China)	6,000	37,588
China Resources Cement Holdings, Ltd. (China)	14,000	15,647
Kumba Iron Ore, Ltd. (South Africa)	467	19,840
MMC Norilsk Nickel PJSC ADR (Russia)	1,399	43,693
Press Metal Aluminium Holdings Bhd (Malaysia)	2,000	4,173
Southern Copper Corp. (Peru)	867	56,459
Vale SA ADR (Brazil)	3,585	60,085
		274,736
Capital goods (0.4%)
Daelim Industrial Co., Ltd. (South Korea)	262	20,130
Frontken Corp Bhd (Malaysia)	3,300	2,926
Haitian International Holdings, Ltd. (China)	2,000	6,928
Hartalega Holdings Bhd (Malaysia)	4,700	14,210
Hyundai Mobis Co., Ltd. (South Korea)	72	16,985
Samsung Engineering Co., Ltd. (South Korea) †	793	9,703
United Integrated Services Co., Ltd. (Taiwan)	1,000	7,690
Zoomlion Heavy Industry Science and
Technology Co., Ltd. Class H (China)	7,800	9,361
		87,933
Communication services (0.3%)
Advanced Info Service PCL (Thailand)	7,600	44,646
Far EasTone Telecommunications Co., Ltd. (Taiwan)	2,000	4,353
Hellenic Telecommunications Organization SA (Greece)	907	14,627
KT Corp. (South Korea)	236	5,216
PLDT, Inc. (Philippines)	275	7,700
		76,542
Consumer cyclicals (0.6%)
Com7 PCL (Thailand)	8,300	10,804
Feng Tay Enterprise Co., Ltd. (Taiwan)	1,400	9,967
Kia Motors Corp. (South Korea)	372	21,424
Lite-On Technology Corp. (Taiwan)	7,000	12,427
NICE Information Service Co., Ltd. (South Korea)	216	4,942
Nien Made Enterprise Co., Ltd. (Taiwan)	1,000	11,615
President Chain Store Corp. (Taiwan)	1,000	9,499
Puregold Price Club, Inc. (Philippines)	2,400	2,052
Sinotruk Hong Kong, Ltd. (China)	5,500	14,086
Teco Electric and Machinery Co., Ltd. (Taiwan)	3,000	2,956
Tofas Turk Otomobil Fabrikasi AS (Turkey)	1,361	6,213
Top Glove Corp. Bhd (Malaysia)	13,400	20,457
Zhongsheng Group Holdings, Ltd. (China)	4,000	28,518
		154,960
Consumer staples (1.1%)
BIM Birlesik Magazalar AS (Turkey)	511	5,191
Charoen Pokphand Foods PCL (Thailand)	45,100	40,268

COMMON STOCKS (10.3%)* cont.	Shares	Value

Consumer staples cont.
China Feihe, Ltd. (China)	8,000	$18,814
China Yuhua Education Corp., Ltd. (China)	6,000	5,234
Dino Polska SA (Poland) †	260	20,133
Indofood Sukses Makmur Tbk PT (Indonesia)	13,000	6,338
JD.com, Inc. ADR (China) †	882	77,528
Marfrig Global Foods SA (Brazil) †	2,900	8,101
Meituan Dianping Class B (China) †	300	11,474
Orion Corp. (Republic of Korea) (South Korea)	86	9,798
Sime Darby Bhd (Malaysia)	9,200	5,285
Want Want China Holdings, Ltd. (China)	16,000	11,580
Yum China Holdings, Inc. (China)	945	53,950
		273,694
Energy (0.3%)
China Shenhua Energy Co., Ltd. (China)	4,500	8,479
Dialog Group Bhd (Malaysia)	5,300	4,560
Ecopetrol SA ADR (Colombia)	787	10,160
Lukoil PJSC ADR (Russia)	454	30,956
Petronas Gas Bhd (Malaysia)	1,000	4,271
PTT Exploration & Production PCL (Foreign
depository shares) (Thailand)	1,200	3,935
		62,361
Financials (1.8%)
Banco BBVA Argentina SA ADR (Argentina) †	1,035	3,322
Banco Macro SA ADR (Argentina) †	739	11,506
Banco Santander (Brasil) S.A. (Units) (Brazil)	3,887	33,548
Bank Tabungan Pensiunan Nasional Syariah Tbk PT
(Indonesia)	9,200	2,459
Bursa Malaysia Bhd (Malaysia)	4,400	9,083
Chailease Holding Co., Ltd. (Taiwan)	4,720	28,299
China Minsheng Banking Corp., Ltd. Class H (China)	43,500	24,808
Commercial International Bank (CIB) Egypt SAE GDR
(Egypt)	1,154	4,329
Country Garden Services Holdings Co, Ltd. (China)	7,000	47,479
CTBC Financial Holding Co., Ltd. (Taiwan)	16,000	11,220
Fubon Financial Holding Co., Ltd. (Taiwan)	17,000	28,341
Grupo Financiero Galicia SA ADR (Argentina)	2,389	20,880
Hana Financial Group, Inc. (South Korea)	1,592	50,622
Hong Leong Bank Bhd (Malaysia)	1,100	4,998
KB Financial Group, Inc. (South Korea)	1,301	51,671
KWG Living Group Holdings, Ltd. (China) †	500	406
KWG Property Holdings, Ltd. (China)	1,500	2,056
Logan Group Co., Ltd. (China)	7,000	11,472
Ping An Insurance (Group) Co. of China, Ltd.
Class H (China)	5,500	67,557
Qualitas Controladora SAB de CV (Mexico)	588	3,158
Ruentex Development Co., Ltd. (Taiwan)	1,500	2,184
Taishin Financial Holding Co., Ltd. (Taiwan)	18,000	8,489
Tisco Financial Group PCL (Thailand)	3,400	10,043
		437,930
Health care (0.2%)
Celltrion, Inc. (South Korea) †	10	3,296
China Biologic Products Holdings, Inc. (China) †	15	1,772
Hengan International Group Co., Ltd. (China)	1,000	7,080
Hypera SA (Brazil)	2,382	15,707
Seegene, Inc. (South Korea)	70	12,471
		40,326
Technology (4.4%)
Alibaba Group Holding, Ltd. (China) †	6,728	196,576
Globalwafers Co., Ltd. (Taiwan)	2,000	50,612
LG Electronics, Inc. (South Korea)	584	72,637

6	Putnam VT Multi-Asset Absolute Return Fund

COMMON STOCKS (10.3%)* cont.	Shares	Value

Technology cont.
NetEase, Inc. ADR (China)	527	$50,471
Parade Technologies, Ltd. (Taiwan)	1,000	39,717
Pegatron Corp. (Taiwan)	3,000	7,200
Quanta Computer, Inc. (Taiwan)	8,000	23,098
Radiant Opto-Electronics Corp. (Taiwan)	4,000	16,236
Realtek Semiconductor Corp. (Taiwan)	2,000	27,694
Samsung Electronics Co., Ltd. (South Korea)	3,126	233,629
Synnex Technology International Corp. (Taiwan)	5,000	8,380
Taiwan Semiconductor Manufacturing Co., Ltd. ADR
(Taiwan)	1,407	153,419
Tencent Holdings, Ltd. (China)	1,800	131,521
United Microelectronics Corp. (Taiwan)	35,000	58,670
		1,069,860
Transportation (—%)
MISC Bhd (Malaysia)	1,000	1,711
		1,711
Utilities and power (0.1%)
Cia de Transmissao de Energia Eletrica Paulista
(Preference) (Brazil)	2,700	14,456
Electricity Generating PCL (Thailand)	500	3,213
Federal Grid Co. Unified Energy System PJSC
(Russia)	1,109,314	3,331
Glow Energy PCL (Thailand) F	700	—
		21,000

Total common stocks (cost $1,595,033)		$2,501,053

INVESTMENT COMPANIES (9.8%)*	Shares	Value
Communication Services Select Sector SPDR Fund S 5,671		$382,679
Consumer Discretionary Select Sector SPDR Fund S	2,336	375,582
Consumer Staples Select Sector SPDR Fund	5,352	360,992
Health Care Select Sector SPDR Fund S	3,240	367,546
iShares MSCI India ETF (India)	4,267	171,619
Materials Select Sector SPDR Fund	5,003	362,167
Technology Select Sector SPDR Fund S	2,839	369,127
Total investment companies (cost $1,962,725)		$2,389,712

COMMODITY LINKED NOTES (6.4%)* ††† Principal amount		Value
Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.13%, 2021
(Indexed to the BofA Merrill Lynch Commodity
MLBX4SX6 Excess Return Strategy multiplied by 3)	$49,000	$51,150
Bank of America Corp. 144A sr. unsec.
unsub. notes 1-month LIBOR less 0.16%, 2021
(Indexed to the BofA Merrill Lynch Commodity
MLBX4SX6 Excess Return Strategy multiplied by 3)	300,000	511,459
Citigroup Global Markets Holdings, Inc.
sr. notes Ser. N, 1-month USD LIBOR less 0.16%,
2021 (Indexed to the Citi Commodities F3 vs
F0 - 4x Leveraged Index multiplied by 3)	327,000	516,869
Citigroup Global Markets Holdings, Inc. 144A
sr. notes, 2021 (Indexed to the Citi Cross-Asset
Trend 10% Vol Index multiplied by 3)	319,000	399,076
Goldman Sachs International 144A notes zero %,
2021 (Indexed to the S&P GSCI Excess Return
Index multiplied by 3)	168,000	90,301
Total commodity Linked Notes (cost $1,163,000)		$1,568,855

MORTGAGE-BACKED SECURITIES (5.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (4.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3747, Class SA, IO, ((-1 x
1 Month US LIBOR) + 6.50%), 6.341%, 10/15/40	$12,888	$2,640
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x
1 Month US LIBOR) + 6.20%), 6.041%, 11/15/47	58,220	8,135
REMICs IFB Ser. 4073, Class AS, IO, ((-1 x
1 Month US LIBOR) + 6.05%), 5.891%, 8/15/38	26,088	538
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	97,649	16,600
REMICs Ser. 4568, Class MI, IO, 4.00%, 4/15/46	36,904	3,600
REMICs Ser. 4259, Class DI, IO, 4.00%, 6/15/43	62,306	5,452
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	21,125	2,649
REMICs Ser. 4097, Class PI, IO, 3.50%, 11/15/40	28,526	318
REMICs Ser. 4099, Class BI, IO, 3.50%, 6/15/39	30,743	466
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	40,985	2,870
REMICs Ser. 4134, Class PI, IO, 3.00%, 11/15/42	84,427	8,328
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	36,220	2,069
Federal National Mortgage Association
REMICs Ser. 18-51, Class IO, IO, 6.50%, 7/25/48	126,977	23,205
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x
1 Month US LIBOR) + 6.60%), 6.452%, 1/25/44	53,682	11,006
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x
1 Month US LIBOR) + 6.15%), 6.002%, 1/25/48	78,092	15,669
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	38,768	8,218
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x
1 Month US LIBOR) + 6.10%), 5.952%, 2/25/47	90,866	19,642
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x
1 Month US LIBOR) + 6.10%), 5.952%, 9/25/46	61,040	12,315
REMICs IFB Ser. 20-16, Class SG, IO, ((-1 x
1 Month US LIBOR) + 6.05%), 5.902%, 3/25/50	98,385	15,609
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x
1 Month US LIBOR) + 6.00%), 5.852%, 12/25/46	95,702	20,303
REMICs IFB Ser. 12-19, Class S, IO, ((-1 x
1 Month US LIBOR) + 5.95%), 5.802%, 3/25/42	71,062	13,646
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x
1 Month US LIBOR) + 5.75%), 5.602%, 10/25/47	262,052	49,667
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	151,613	28,155
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	132,488	25,152
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	76,160	12,847
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	177,918	20,564
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	46,460	5,201
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	13,841	789
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	26,546	2,542
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	67,141	2,458
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	17,625	494
Government National Mortgage Association
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US
LIBOR) + 6.68%), 6.527%, 1/16/40	148,743	24,011
IFB Ser. 10-68, Class SD, IO, ((-1 x 1 Month US
LIBOR) + 6.58%), 6.428%, 6/20/40	69,877	14,698
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US
LIBOR) + 6.25%), 6.098%, 7/20/48	97,446	15,598
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US
LIBOR) + 6.20%), 6.048%, 8/20/48	69,179	10,481
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US
LIBOR) + 6.15%), 5.998%, 9/20/43	15,514	3,188
IFB Ser. 20-33, Class SA, IO, ((-1 x 1 Month US
LIBOR) + 6.10%), 5.948%, 3/20/50	206,101	30,348
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month US
LIBOR) + 6.10%), 5.948%, 8/20/49	89,112	13,283
IFB Ser. 16-51, Class MS, IO, ((-1 x 1 Month US
LIBOR) + 6.05%), 5.898%, 4/20/46	70,335	13,750
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US
LIBOR) + 6.05%), 5.898%, 2/20/41	33,987	5,960

Putnam VT Multi-Asset Absolute Return Fund	7

MORTGAGE-BACKED
SECURITIES (5.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US
LIBOR) + 6.00%), 5.848%, 11/20/39	$32,118	$1,179
Ser. 14-184, Class DI, IO, 5.50%, 12/16/44	121,916	25,660
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	73,715	12,124
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	37,917	4,726
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	35,967	6,607
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	25,224	3,843
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	186	16
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	23,806	4,282
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	34,608	6,522
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	25,283	4,598
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	36,907	6,664
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	45,686	6,279
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	210,940	34,269
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	49,029	8,076
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	65,959	5,618
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	38,532	7,327
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	39,423	5,522
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	9,487	1,525
Ser. 16-135, Class PI, IO, 4.00%, 5/20/46	131,401	16,982
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	14,116	1,005
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	54,586	5,497
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	45,291	8,152
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	54,218	6,436
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	21,864	2,336
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	35,645	660
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	35,967	2,530
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	35,953	2,376
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	34,083	3,238
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	10,166	221
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	14,906	883
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	10,178	258
Ser. 13-157, Class IA, IO, 3.50%, 4/20/40	34,775	1,378
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	30,664	1,428
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	77,067	6,136
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	53,830	1,550
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	27,113	662
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	4,433	4
Ser. 15-H09, Class AI, IO, 3.229%, 4/20/65	166,886	12,531
Ser. 16-H03, Class AI, IO, 3.189%, 1/20/66 W	121,083	8,979
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	25,578	1,343
Ser. 16-H04, Class KI, IO, 2.808%, 2/20/66 W	83,297	5,068
FRB Ser. 15-H11, Class CI, IO, 2.80%, 5/20/65 W	293,133	23,076
FRB Ser. 16-H16, Class DI, IO, 2.642%, 6/20/66 W	78,720	7,015
Ser. 15-H22, Class GI, IO, 2.599%, 9/20/65 W	98,152	9,982
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	243,522	28,843
FRB Ser. 15-H16, Class XI, IO, 2.464%, 7/20/65 W	74,447	6,879
Ser. 17-H11, Class NI, IO, 2.359%, 5/20/67 W	187,216	18,196
Ser. 18-H05, Class AI, IO, 2.269%, 2/20/68 W	110,979	12,589
Ser. 15-H20, Class CI, IO, 2.198%, 8/20/65 W	137,095	12,736
Ser. 17-H06, Class BI, IO, 2.186%, 2/20/67 W	93,514	8,935
Ser. 17-H02, Class BI, IO, 2.186%, 1/20/67 W	119,002	11,750
Ser. 15-H24, Class HI, IO, 2.045%, 9/20/65 W	307,776	15,815
Ser. 15-H15, Class JI, IO, 1.959%, 6/20/65 W	215,355	18,628
Ser. 15-H25, Class BI, IO, 1.942%, 10/20/65 W	210,263	18,062
Ser. 15-H19, Class NI, IO, 1.911%, 7/20/65 W	145,372	11,572
Ser. 15-H18, Class IA, IO, 1.834%, 6/20/65 W	61,965	3,507
Ser. 16-H02, Class BI, IO, 1.815%, 11/20/65 W	250,786	21,906
Ser. 15-H10, Class CI, IO, 1.805%, 4/20/65 W	125,424	9,390
Ser. 15-H26, Class GI, IO, 1.802%, 10/20/65 W	163,859	12,126

MORTGAGE-BACKED
SECURITIES (5.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H14, Class DI, IO, 1.713%, 6/20/67 W	$236,166	$13,989
Ser. 15-H09, Class BI, IO, 1.689%, 3/20/65 W	163,702	11,363
Ser. 14-H21, Class AI, IO, 1.637%, 10/20/64 W	155,497	11,814
Ser. 15-H10, Class EI, IO, 1.619%, 4/20/65 W	83,971	3,520
Ser. 15-H25, Class AI, IO, 1.618%, 9/20/65 W	219,854	15,214
Ser. 15-H24, Class BI, IO, 1.611%, 8/20/65 W	292,408	10,467
Ser. 11-H15, Class AI, IO, 1.538%, 6/20/61 W	67,464	3,239
Ser. 16-H08, Class GI, IO, 1.43%, 4/20/66 W	164,290	8,049
		1,035,616
Commercial mortgage-backed securities (0.4%)
GS Mortgage Securities Trust 144A FRB
Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	27,000	10,260
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.702%, 8/15/46 W	16,000	9,042
JPMorgan Chase Commercial Mortgage Securities
Trust Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	10,489	9,513
ML-CFC Commercial Mortgage Trust 144A FRB
Ser. 06-4, Class XC, IO, 0.543%, 12/12/49 W	14,335	39
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	17,000	3,562
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	30,000	15,124
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	100,000	41,917
		89,457
Residential mortgage-backed securities (non-agency) (1.1%)
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-AR5, Class 1A1A, 3.461%, 4/25/37 W	27,434	26,897
Countrywide Home Loans Mortgage Pass-Through
Trust FRB Ser. 05-3, Class 1A1, (1 Month US
LIBOR + 0.62%), 0.768%, 4/25/35	6,474	5,573
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust Ser. 19-4,
Class M, 4.50%, 2/25/59 W	29,000	29,931
Structured Agency Credit Risk Trust REMICs FRB
Ser. 20-HQA2, Class M2, (1 Month US LIBOR
+ 3.10%), 3.248%, 3/25/50	17,000	17,086
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1B, (1 Month US LIBOR + 12.25%),
12.398%, 9/25/28	59,630	72,351
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, (1 Month US LIBOR + 5.70%),
5.848%, 4/25/28	11,311	12,069
Connecticut Avenue Securities FRB Ser. 17-C02,
Class 2B1, (1 Month US LIBOR + 5.50%),
5.648%, 9/25/29	10,000	10,583
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 2M2, (1 Month US LIBOR + 4.00%),
4.148%, 5/25/25	1,194	1,211
Connecticut Avenue Securities FRB Ser. 17-C02,
Class 2M2, (1 Month US LIBOR + 3.65%),
3.798%, 9/25/29	31,534	32,182
Connecticut Avenue Securities FRB Ser. 17-C03,
Class 1M2, (1 Month US LIBOR + 3.00%),
3.148%, 10/25/29	14,554	14,682
Connecticut Avenue Securities FRB Ser. 17-C06,
Class 2M2, (1 Month US LIBOR + 2.80%),
2.948%, 2/25/30	6,206	6,237
Connecticut Avenue Securities FRB Ser. 18-C05,
Class 1M2, (1 Month US LIBOR + 2.35%),
2.498%, 1/25/31	7,873	7,887

8	Putnam VT Multi-Asset Absolute Return Fund

MORTGAGE-BACKED
SECURITIES (5.7%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB
Ser. 20-R01, Class 1B1, (1 Month US LIBOR
+ 3.25%), 3.398%, 1/25/40	$10,000	$9,876
WaMu Mortgage Pass-Through Certificates Trust FRB
Ser. 04-AR12, Class A2B, (1 Month US LIBOR
+ 0.92%), 1.068%, 10/25/44	13,231	12,330
		258,895

Total mortgage-backed securities (cost $1,507,670)		$1,383,968

	Expiration
WARRANTS (1.6%)* †	date	Strike price	Warrants	Value
Bank of Shanghai
Co., Ltd. (China)	12/30/21	$0.00	22,200	$26,666
Foshan Haitian
Flavouring & Food
Co., Ltd. 144A (China)	4/12/21	0.00	700	21,507
Hundsun Technologies,
Inc. 144A (China)	7/29/21	0.00	1,800	28,929
Jiangsu Hengli Hydraulic
Co., Ltd. 144A Class A,
(China)	3/23/22	0.00	1,300	22,507
Kweichow Moutai Co.,
Ltd. 144A (China)	10/1/21	0.00	200	61,223
Luenmei Quantum Co.,
Ltd. 144A Class A, (China) 12/2/21		0.00	3,400	5,912
Poly Developments and
Holdings Group Co., Ltd.
144A (China)	7/29/21	0.00	17,200	41,689
RiseSun Real Estate
Development Co., Ltd.
144A Class A, (China)	11/2/21	0.00	19,000	19,009
Sany Heavy Industry Co.,
Ltd. 144A Class A, (China) 1/17/22		0.00	11,600	62,168
Seazen Holdings Co., Ltd.
144A (China)	5/6/21	0.00	1,700	9,072
Shandong Buchang
Pharmaceuticals Co.,
Ltd. 144A Class A, (China) 12/2/21		0.00	3,340	11,805
Shanghai Pudong
Development Bank Co.,
Ltd. (China)	11/10/21	0.00	2,300	3,411
Shenzhen Mindray
Bio-Medical Electronics
Co., Ltd. (China)	12/10/21	0.00	900	58,741
Suofeiya Home
Collection Co., Ltd. 144A
Class A, (China)	6/14/21	0.00	5,400	21,428
Total warrants (cost $343,926)				$394,067

ASSET-BACKED SECURITIES (0.7%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1,
Class NOTE, (BBA LIBOR USD 3 Month + 2.90%),
3.107%, 7/25/24	$25,000	$25,063
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR
+ 0.90%), 1.048%, 10/25/53	$25,000	25,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 0.80%), 0.953%, 11/25/53	25,000	25,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR
+ 0.80%), 0.948%, 6/25/52	29,000	28,982

ASSET-BACKED SECURITIES (0.7%)* cont.	Principal amount	Value
Station Place Securitization Trust 144A
FRB Ser. 20-13, Class A, (1 Month US LIBOR
+ 1.50%), 1.643%, 10/10/21	$25,000	$25,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR
+ 1.37%), 1.513%, 12/10/21	25,000	25,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 0.83%), 0.978%, 3/26/21	25,000	25,000
Total asset-backed securities (cost $179,000)		$179,045

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*	Principal amount		Value
Buenos Aires (Province of) unsec.
FRN 34.187%, 5/31/22 (Argentina)	ARS	195,000	$2,076
Buenos Aires (Province of) 144A sr.
unsec. unsub. notes 10.875%, 1/26/21
(Argentina) (In default) †		$33,333	13,750
Mexico (Government of) sr. unsec. bonds
5.55%, 1/21/45 (Mexico)		19,000	24,914
Uruguay (Oriental Republic of) sr. unsec.
unsub. notes 4.375%, 10/27/27 (Uruguay)		70,000	82,775
Venezuela (Republic of) sr. unsec. notes 7.65%,
4/21/25 (Venezuela) (In default) †		12,000	1,140
Total foreign government and agency bonds
and notes (cost $127,132)			$124,655

CORPORATE BONDS AND NOTES (0.3%)*	Principal amount	Value
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	$20,000	$23,283
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 8.75%, 5/23/26
(Brazil)	10,000	12,990
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.25%, 3/17/24
(Brazil)	21,000	23,888
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 5.999%, 1/27/28
(Brazil)	10,000	11,688
Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5.375%, 4/12/27
(Venezuela) (In default) †	26,000	975
Petroleos Mexicanos company guaranty sr. unsec.
notes 6.375%, 1/23/45 (Mexico)	10,000	9,165
Total corporate bonds and notes (cost $80,498)		$81,989

PURCHASED SWAP OPTIONS OUTSTANDING(0.0%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC
(0.418)/3 month USD-LIBOR-
BBA/Jan-26(United Kingdom)	Jan-21/0.418	$1,438,900	$2,317
Total purchased swap options outstanding (cost $5,121)			$2,317

PURCHASED OPTIONS
OUTSTANDING (0.2%)*	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value

Bank of America N.A.
SPDR S&P 500 ETF
Trust (Put)	Oct-21/275.00	$810,572	$2,168	$14,228
SPDR S&P 500 ETF
Trust (Put)	May-21/235.00	816,554	2,184	2,602

Putnam VT Multi-Asset Absolute Return Fund	9

PURCHASED OPTIONS
OUTSTANDING (0.2%)*	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
SPDR S&P 500 ETF
Trust (Put)	Aug-21/$275.00	$864,784	$2,313	$11,541
SPDR S&P 500 ETF
Trust (Put)	Jul-21/255.00	853,568	2,283	6,605
JPMorgan Chase Bank N.A.
SPDR S&P 500 ETF
Trust (Put)	Sep-21/270.00	856,185	2,290	12,767
SPDR S&P 500 ETF
Trust (Put)	Jun-21/250.00	809,450	2,165	4,538
Total purchased options outstanding (cost $195,517)				$52,281

Principal amount/
SHORT-TERM INVESTMENTS (73.0%)*		shares	Value
Interest in $331,940,000 joint tri-party repurchase
agreement dated 12/31/2020 with Citigroup
Global Markets, Inc. due 1/4/2021 — maturity
value of $825,006 for an effective yield of 0.070%
(collateralized by various mortgage backed
securities with coupon rates ranging from
2.000% to 5.000% and due dates ranging
from 7/1/2050 to 8/1/2050, valued at $338,599,709)		$825,001	$825,001
Putnam Cash Collateral Pool, LLC 0.14% [d]	Shares	1,357,775	1,357,775
Putnam Short Term Investment Fund
Class P 0.17% L	Shares	9,670,286	9,670,286
State Street Institutional U.S. Government
Money Market Fund, Premier Class 0.03% P	Shares	130,000	130,000
Alpine Securitization, LLC asset backed
commercial paper 0.210%, 3/9/21		$250,000	$249,880
Atlantic Asset Securitization, LLC asset backed
commercial paper 0.210%, 1/20/21		250,000	249,977
BPCE SA commercial paper 0.230%, 3/19/21		250,000	249,889
Chariot Funding, LLC asset backed commercial
paper 0.210%, 2/16/21		250,000	249,929
Collateralized Commercial Paper FLEX Co., LLC
asset backed commercial paper 0.240%, 2/16/21		250,000	249,929
Commonwealth Bank of Australia commercial
paper 0.200%, 2/11/21		250,000	249,962
Fairway Finance Co., LLC asset backed commercial
paper 0.200%, 2/8/21		250,000	249,939
Federal Home Loan Banks discount notes
commercial paper 0.088%, 2/24/21		250,000	249,972
Liberty Street Funding, LLC asset backed
commercial paper 0.180%, 2/5/21		250,000	249,949
Matchpoint Finance PLC asset backed commercial
paper 0.210%, 3/2/21		250,000	249,902
National Bank of Canada commercial paper
0.150%, 1/4/21		250,000	249,997
NRW.Bank commercial paper 0.205%, 1/28/21		250,000	249,968
Sheffield Receivables Co., LLC asset backed
commercial paper 0.210%, 1/11/21		250,000	249,990
Skandinaviska Enskilda Banken AB commercial
paper 0.200%, 2/18/21		250,000	249,960
Sumitomo Mitsui Trust Bank Ltd./Singapore
commercial paper 0.200%, 2/3/21		250,000	249,968
U.S. Treasury Bills 0.094%, 3/2/21 # ∆ §		600,000	599,922
U.S. Treasury Bills 0.085%, 2/16/21 # ∆		600,000	599,950
U.S. Treasury Bills 0.077%, 3/25/21 # ∆ §		600,000	599,900
U.S. Treasury Cash Management Bills 0.098%, 5/25/21 § 250,000			249,921
Total short-term investments (cost $17,781,867)			$17,781,966

Total investments (cost $31,249,380)			$32,793,777

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign
securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $24,358,192.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $219,973 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $617,907 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $145,972 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

10	Putnam VT Multi-Asset Absolute Return Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $8,225,539 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $12,008,232)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/20/21	$55,906	$52,184	$(3,722)
	Canadian Dollar	Sell	1/20/21	64,110	61,332	(2,778)
	Chinese Yuan (Offshore)	Sell	2/18/21	35,144	34,357	(787)
	Euro	Buy	3/17/21	253,782	252,713	1,069
	Hong Kong Dollar	Sell	2/17/21	72,530	72,509	(21)
	Japanese Yen	Buy	2/17/21	12,719	13,471	(752)
	Mexican Peso	Sell	1/20/21	2,232	1,348	(884)
	New Zealand Dollar	Sell	1/20/21	34,539	31,132	(3,407)
	Swedish Krona	Buy	3/17/21	104,559	102,771	1,788
Barclays Bank PLC
	British Pound	Buy	3/17/21	66,627	65,817	810
	Canadian Dollar	Sell	1/20/21	68,432	67,785	(647)
	Euro	Sell	3/17/21	202,634	201,682	(952)
	Japanese Yen	Buy	2/17/21	97,967	96,743	1,224
	New Zealand Dollar	Sell	1/20/21	1,943	5,346	3,403
	Swedish Krona	Sell	3/17/21	73,055	71,742	(1,313)
Citibank, N.A.
	Australian Dollar	Sell	1/20/21	16,964	16,115	(849)
	British Pound	Sell	3/17/21	79,624	78,862	(762)
	Canadian Dollar	Buy	1/20/21	56,646	56,281	365
	Chilean Peso	Buy	1/20/21	10,204	5,438	4,766
	Euro	Sell	3/17/21	142,676	141,881	(795)
	Japanese Yen	Buy	2/17/21	31,915	31,522	393
	New Zealand Dollar	Sell	1/20/21	113,476	107,308	(6,168)
	Swedish Krona	Sell	3/17/21	35,567	34,923	(644)
	Swiss Franc	Sell	3/17/21	2,603	2,598	(5)
Credit Suisse International
	Australian Dollar	Buy	1/20/21	68,473	62,614	5,859
	British Pound	Sell	3/17/21	68,679	67,650	(1,029)
	Canadian Dollar	Sell	1/20/21	19,799	18,885	(914)
	Euro	Sell	3/17/21	68,157	67,826	(331)
	New Zealand Dollar	Buy	1/20/21	20,436	18,872	1,564
	Swiss Franc	Sell	3/17/21	65,766	65,473	(293)
Goldman Sachs International
	Australian Dollar	Buy	1/20/21	320,310	305,746	14,564
	British Pound	Buy	3/17/21	22,711	22,370	341
	Canadian Dollar	Buy	1/20/21	287,947	281,419	6,528
	Chinese Yuan (Offshore)	Buy	2/18/21	195,790	193,317	2,473
	Euro	Buy	3/17/21	19,333	19,240	93
	Japanese Yen	Buy	2/17/21	7,716	7,735	(19)
	New Taiwan Dollar	Buy	2/17/21	11,234	12,359	(1,125)
	New Zealand Dollar	Sell	1/20/21	341,076	329,722	(11,354)

Putnam VT Multi-Asset Absolute Return Fund	11

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $12,008,232) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Norwegian Krone	Buy	3/17/21	$42,489	$41,766	$723
	Swedish Krona	Buy	3/17/21	199,460	195,877	3,583
	Swiss Franc	Sell	3/17/21	131,646	131,207	(439)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/21	60,143	53,979	6,164
	British Pound	Buy	3/17/21	46,653	45,515	1,138
	Canadian Dollar	Buy	1/20/21	91,530	87,042	4,488
	Chinese Yuan (Offshore)	Sell	2/18/21	163,437	160,490	(2,947)
	Euro	Buy	3/17/21	183,545	182,720	825
	Hong Kong Dollar	Sell	2/17/21	90,539	90,506	(33)
	Indian Rupee	Buy	2/17/21	65,168	64,209	959
	Indian Rupee	Sell	2/17/21	65,534	63,853	(1,681)
	Japanese Yen	Buy	2/17/21	114,458	112,870	1,588
	New Zealand Dollar	Sell	1/20/21	44,613	43,768	(845)
	Norwegian Krone	Buy	3/17/21	28,823	28,413	410
	South Korean Won	Buy	2/17/21	7,575	4,234	3,341
	Swedish Krona	Buy	3/17/21	14,317	14,060	257
	Swiss Franc	Sell	3/17/21	109,007	108,245	(762)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/21	120,830	115,670	5,160
	British Pound	Buy	3/17/21	41,454	41,141	313
	Canadian Dollar	Sell	1/20/21	97,108	94,440	(2,668)
	Chinese Yuan (Offshore)	Buy	2/18/21	1,456	1,610	(154)
	Euro	Sell	3/17/21	364,032	362,102	(1,930)
	Indian Rupee	Buy	2/17/21	65,168	64,183	985
	Indian Rupee	Sell	2/17/21	65,534	63,904	(1,630)
	Japanese Yen	Buy	2/17/21	73,618	73,254	364
	New Taiwan Dollar	Sell	2/17/21	5,162	4,695	(467)
	New Zealand Dollar	Sell	1/20/21	119,880	117,720	(2,160)
	Norwegian Krone	Buy	3/17/21	21,653	21,335	318
	South Korean Won	Sell	2/17/21	10,643	13,806	3,163
	Swedish Krona	Buy	3/17/21	88,807	87,210	1,597
	Swiss Franc	Sell	3/17/21	14,263	14,235	(28)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/20/21	288,852	275,797	13,055
	British Pound	Buy	3/17/21	163,626	160,448	3,178
	Canadian Dollar	Buy	1/20/21	118,086	112,855	5,231
	Euro	Sell	3/17/21	141,942	141,570	(372)
	Hong Kong Dollar	Sell	2/17/21	29,853	29,853	—
	Japanese Yen	Buy	2/17/21	317,187	314,137	3,050
	New Zealand Dollar	Buy	1/20/21	124,269	115,436	8,833
	Norwegian Krone	Buy	3/17/21	14,995	14,777	218
	Swedish Krona	Buy	3/17/21	41,636	38,909	2,727
	Swiss Franc	Sell	3/17/21	84,104	84,157	53
NatWest Markets PLC
	Australian Dollar	Buy	1/20/21	315,377	302,880	12,497
	British Pound	Buy	3/17/21	96,452	94,230	2,222
	Canadian Dollar	Buy	1/20/21	54,446	52,544	1,902
	Euro	Buy	3/17/21	25,941	25,818	123
	Japanese Yen	Buy	2/17/21	134,060	132,756	1,304
	New Zealand Dollar	Sell	1/20/21	263,791	255,982	(7,809)
	Norwegian Krone	Sell	3/17/21	41,976	40,848	(1,128)

12	Putnam VT Multi-Asset Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $12,008,232) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC cont.
	Swedish Krona	Sell	3/17/21	$12,589	$11,506	$(1,083)
	Swiss Franc	Sell	3/17/21	43,354	43,262	(92)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/21	146,196	147,796	(1,600)
	British Pound	Sell	3/17/21	178,675	176,478	(2,197)
	Canadian Dollar	Sell	1/20/21	28,992	29,652	660
	Euro	Sell	3/17/21	769,177	766,039	(3,138)
	Hong Kong Dollar	Sell	2/17/21	274,006	273,934	(72)
	Japanese Yen	Sell	2/17/21	178,827	178,097	(730)
	New Zealand Dollar	Sell	1/20/21	15,542	13,388	(2,154)
	Norwegian Krone	Sell	3/17/21	20,848	20,588	(260)
	Swedish Krona	Buy	3/17/21	154,357	152,225	2,132
	Swiss Franc	Sell	3/17/21	133,570	133,325	(245)
Toronto-Dominion Bank
	Australian Dollar	Buy	1/20/21	59,220	55,155	4,065
	British Pound	Sell	3/17/21	8,209	8,086	(123)
	Canadian Dollar	Sell	1/20/21	134,114	128,748	(5,366)
	Euro	Sell	3/17/21	253,537	252,037	(1,500)
	Hong Kong Dollar	Sell	2/17/21	36,239	36,231	(8)
	Japanese Yen	Buy	2/17/21	129,922	128,547	1,375
	New Zealand Dollar	Sell	1/20/21	18,709	17,276	(1,433)
	Norwegian Krone	Buy	3/17/21	84,651	83,180	1,471
	Swedish Krona	Sell	3/17/21	18,087	17,762	(325)
	Swiss Franc	Sell	3/17/21	55,918	55,721	(197)
UBS AG
	Australian Dollar	Sell	1/20/21	81,273	70,298	(10,975)
	Australian Dollar	Buy	3/15/21	94,342	87,633	6,709
	Australian Dollar	Sell	3/15/21	94,342	88,256	(6,086)
	British Pound	Sell	3/17/21	54,725	53,914	(811)
	Canadian Dollar	Buy	1/20/21	103,158	99,355	3,803
	Euro	Buy	3/17/21	57,144	56,746	398
	Hong Kong Dollar	Sell	2/17/21	72,530	72,512	(18)
	Japanese Yen	Buy	2/17/21	274,579	271,337	3,242
	New Zealand Dollar	Sell	1/20/21	198,673	201,530	2,857
	Norwegian Krone	Sell	3/17/21	6,215	6,121	(94)
	Swedish Krona	Buy	3/17/21	112,952	110,948	2,004
	Swiss Franc	Buy	3/17/21	42,901	42,936	(35)
WestPac Banking Corp.
	Australian Dollar	Buy	1/20/21	35,702	35,783	(81)
	British Pound	Buy	3/17/21	15,460	15,206	254
	Canadian Dollar	Buy	1/20/21	61,911	59,728	2,183
	Chinese Yuan (Offshore)	Buy	2/18/21	1,441	1,595	(154)
	Euro	Sell	3/17/21	46,009	46,007	(2)
	Japanese Yen	Sell	2/17/21	23,280	22,989	(291)
	New Zealand Dollar	Sell	1/20/21	164,781	160,161	(4,620)
Unrealized appreciation						166,162
Unrealized (depreciation)						(108,294)
Total						$57,868

* The exchange currency for all contracts listed is the United States Dollar.

Putnam VT Multi-Asset Absolute Return Fund	13

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/20	contracts	amount	Value	date	(depreciation)
MSCI EAFE
Index (Short)	2	$214,753	$213,080	Mar-21	$(3,602)
S&P 500 Index
E-Mini (Short)	1	187,804	187,440	Mar-21	(4,211)
U.S. Treasury
Note 2 yr (Short)	22	4,861,484	4,861,484	Mar-21	(4,690)
U.S. Treasury
Note 10 yr
(Long)	82	11,322,406	11,322,406	Mar-21	11,174
U.S. Treasury
Note Ultra 10 yr
(Long)	23	3,596,266	3,596,266	Mar-21	17,761
Unrealized appreciation					28,935
Unrealized (depreciation)					(12,503)
Total					$16,432

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/20 (premiums $5,695)
Counterparty
Fixed Obligation % to		Notional/
receive or (pay)/Floating	Expiration	contract
rate index/Maturity date	date/strike	amount	Value
Barclays Bank PLC
(0.418)/3 month
USD-LIBOR-BBA/Jan-26	Jan-21/0.418	$1,438,900	$1,324
Total			$1,324

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/20
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	$4,900	$(638)	$119
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	3,700	(84)	(15)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275	4,900	(638)	(215)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	3,700	(1,740)	(880)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	174
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	1,700	(215)	(152)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	1,867
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	8,600	(1,201)	(1,161)
Unrealized appreciation				2,160
Unrealized (depreciation)				(2,423)
Total				$(263)

TBA SALE COMMITMENTS OUTSTANDING at 12/31/20	Principal	Settlement
(proceeds receivable $1,053,672)	amount	date	Value
Uniform Mortgage-Backed Securities, 2.50%, 1/1/51	$1,000,000	1/14/21	$1,054,219
Total			$1,054,219

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/20
		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$817000	$4,068 E	(6,171)	3/17/31	0.90% — Semiannually	3 month USD-LIBOR-	$(2,121)
					BBA — Quarterly
4,300	529	$0	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-	(535)
					BBA — Quarterly
520,000	238 E	(835)	3/17/26	0.45% — Semiannually	3 month USD-LIBOR-	(597)
					BBA — Quarterly
8,600	590 E	—	1/27/47	3 month USD-LIBOR-BBA —	1.27% — Semiannually	(590)
				Quarterly
2,000	125	5	10/16/50	3 month USD-LIBOR-BBA —	1.16% — Semiannually	(116)
				Quarterly
400	84 E	—	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-	(84)
					BBA — Quarterly
700	48 E	—	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-	48
					BBA — Quarterly
4,900	252 E	—	6/5/29	3 month USD-LIBOR-BBA —	2.2225% — Semiannually	252
				Quarterly

14	Putnam VT Multi-Asset Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/20 cont.
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
	$1,711,000	$1,913 E	$(1,618)	3/17/23	3 month USD-LIBOR-BBA —	0.25% — Semiannually	$295
					Quarterly
	297,000	12,536 E	14,330	3/17/51	3 month USD-LIBOR-BBA —	1.25% — Semiannually	1,793
					Quarterly
	625,000	2,085 E	(115)	3/17/31	0.700% — Annually	Secured Overnight	1,970
						Financing Rate —
						Annually
AUD	142,000	1,292 E	890	3/17/31	6 month AUD-BBR-BBSW —	0.90% — Semiannually	(403)
					Semiannually
CAD	1,000	3 E	(4)	3/17/31	1.20% — Semiannually	3 month CAD-BA-CDOR —	(1)
						Semiannually
CHF	56,000	448 E	(164)	3/17/31	—	0.33% plus 6 month	285
						CHF-LIBOR-BBA —
						Semiannually
EUR	29,000	190 E	26	3/17/31	0.30% plus 6 month EUR-	—	(262)
					EURIBOR-REUTERS —
					Semiannually
GBP	122,000	729 E	187	3/17/31	Sterling	0.12% — Annually	(543)
					Overnight Index Average —
					Annually
NOK	740,000	892 E	(45)	3/17/31	6 month NOK-NIBOR-NIBR —	1.20% — Annually	(937)
					Semiannually
NZD	87,000	687 E	82	3/17/31	3 month NZD-BBR-FRA —	0.90% — Semiannually	(605)
					Quarterly
SEK	1,881,000	2,418 E	(704)	3/17/31	0.300% — Annually	3 month SEK-STIBOR-	1,716
						SIDE — Quarterly
Total			$5,864				$(435)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/20
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$5,425,939	$5,494,212	$—	6/20/23	(3 month USD-LIBOR-	A basket (MLFCF15)	$70,503
				BBA plus 0.10%) —	of common stocks —
				Quarterly	Quarterly*
5,462,771	5,538,742	—	6/20/23	3 month USD-LIBOR-	Russell 1000 Total Return	(75,732)
				BBA minus 0.07% —	Index — Quarterly
				Quarterly
644	627	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(8)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
644	627	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(8)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
Barclays Bank PLC
1,549	1,524	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index	4
				LIBOR — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
297	289	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(3)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
1,190	1,154	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index	(21)
				LIBOR) — Monthly	6.50% 30 year Fannie Mae
					pools — Monthly
Citibank, N.A.
4,818,346	4,944,380	—	6/10/21	(3 month USD-LIBOR-	A basket (CGPUTQL2)	129,385
				BBA plus 0.34%) —	of common stocks —
				Quarterly	Quarterly*

Putnam VT Multi-Asset Absolute Return Fund	15

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/20 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$413	$402	$—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	$(5)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
31,389	31,397	—	7/5/22	1 month USD-LIBOR-	ACI Worldwide, Inc. —	(12)
				BBA minus 0.35% —	Monthly
				Monthly
231,362	236,895	—	7/5/22	1 month USD-LIBOR-	Advance Auto Parts Inc. —	(5,939)
				BBA minus 0.35% —	Monthly
				Monthly
139,687	139,317	—	7/5/22	1 month USD-LIBOR-	Axon Enterprise, Inc. —	352
				BBA minus 0.35% —	Monthly
				Monthly
30,452	30,531	—	7/5/22	1 month USD-LIBOR-	B&G Foods, Inc. — Monthly	(709)
				BBA minus 1.85% —
				Monthly
116,829	120,765	—	7/5/22	1 month USD-LIBOR-	Bausch Health Cos, Inc. —	(3,925)
				BBA minus 0.35% —	Monthly
				Monthly
115,440	105,375	—	7/5/22	1 month USD-LIBOR-	Beyond Meat Inc. —	10,032
				BBA minus 0.35% —	Monthly
				Monthly
34,472	43,032	—	7/5/22	1 month USD-LIBOR-	Biotelemetry Inc. —	(8,564)
				BBA minus 0.35% —	Monthly
				Monthly
35,977	35,996	—	7/5/22	1 month USD-LIBOR-	Bruker Corp — Monthly	(49)
				BBA minus 0.35% —
				Monthly
138,829	137,280	—	7/5/22	1 month USD-LIBOR-	Century Link, Inc. —	(1,989)
				BBA minus 0.35% —	Monthly
				Monthly
316,407	313,281	—	7/5/22	1 month USD-LIBOR-	Citrix Systems, Inc. —	2,376
				BBA minus 0.35% —	Monthly
				Monthly
41,453	45,916	—	7/5/22	1 month USD-LIBOR-	Dycom Industries, Inc. —	(4,468)
				BBA minus 0.35% —	Monthly
				Monthly
12,722	14,049	—	7/5/22	1 month USD-LIBOR-	Ebix, Inc. — Monthly	(1,354)
				BBA minus 1.25% —
				Monthly
98,616	103,051	—	7/5/22	1 month USD-LIBOR-	Elanco Animal Health,	(4,448)
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
186,993	212,723	—	7/5/22	1 month USD-LIBOR-	Everbridge, Inc. — Monthly	(25,755)
				BBA minus 0.35% —
				Monthly
247,127	275,591	—	7/5/22	1 month USD-LIBOR-	First Solar Inc. — Monthly	(28,497)
				BBA minus 0.35% —
				Monthly
118,500	124,062	—	7/5/22	1 month USD-LIBOR-	Horizon Therapeutics,	(5,578)
				BBA minus 0.35% —	PLC — Monthly
				Monthly
245,148	264,550	—	7/5/22	1 month USD-LIBOR-	Illumina, Inc. — Monthly	(19,434)
				BBA minus 0.35% —
				Monthly
221,756	208,206	—	7/5/22	1 month USD-LIBOR-	Middleby Corp — Monthly	13,521
				BBA minus 0.35% —
				Monthly
72,001	74,192	—	7/5/22	1 month USD-LIBOR-	Oshkosh Corp. — Monthly	(2,200)
				BBA minus 0.35% —
				Monthly

16	Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/20 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$15,499	$15,847	$—	7/5/22	1 month USD-LIBOR-	OSI systems Inc. — Monthly	$(351)
				BBA minus 0.35% —
				Monthly
42,987	39,704	—	7/5/22	1 month USD-LIBOR-	Patterson Companies,	3,277
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
165,875	227,265	—	7/5/22	1 month USD-LIBOR-	Plug Power, Inc. — Monthly	(61,412)
				BBA minus 0.35% —
				Monthly
31,067	29,849	—	7/5/22	1 month USD-LIBOR-	Prestige Brands Holdings,	1,215
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
67,821	70,678	—	7/5/22	1 month USD-LIBOR-	Prosperity Bancshares	(3,365)
				BBA minus 0.35% —	Inc. — Monthly
				Monthly
31,293	41,558	—	7/5/22	1 month USD-LIBOR-	Qualys, Inc. — Monthly	(10,268)
				BBA minus 0.35% —
				Monthly
155,342	167,333	—	7/5/22	1 month USD-LIBOR-	Ralph Lauren Corp. —	(12,010)
				BBA minus 0.35% —	Monthly
				Monthly
209,558	200,041	—	7/5/22	1 month USD-LIBOR-	Restoration Hardware	9,536
				BBA minus 0.65% —	Holdings, Inc. — Monthly
				Monthly
76,101	73,318	—	7/5/22	1 month USD-LIBOR-	Skechers USA, Inc.-Cl A —	2,773
				BBA minus 0.35% —	Monthly
				Monthly
23,373	14,920	—	7/5/22	1 month USD-LIBOR-	Solarwinds, Corp. —	8,450
				BBA minus 0.35% —	Monthly
				Monthly
57,109	59,363	—	7/5/22	1 month USD-LIBOR-	Store Capital Corp. —	(3,519)
				BBA minus 0.35% —	Monthly
				Monthly
36,257	43,614	—	7/5/22	1 month USD-LIBOR-	SVMK, Inc. — Monthly	(7,362)
				BBA minus 0.35% —
				Monthly
140,545	154,542	—	7/5/22	1 month USD-LIBOR-	Tesla, Inc. — Monthly	(14,015)
				BBA minus 1.30% —
				Monthly
34,792	43,649	—	7/5/22	1 month USD-LIBOR-	TPI Composites, Inc. —	(8,862)
				BBA minus 0.35% —	Monthly
				Monthly
63,754	61,387	—	7/5/22	1 month USD-LIBOR-	Vertiv Holdings Co —	2,326
				BBA minus 0.35% —	Monthly
				Monthly
157,490	152,329	—	7/5/22	1 month USD-LIBOR-	WABTEC, Corp. — Monthly	5,140
				BBA minus 0.35% —
				Monthly
35,073	36,664	—	7/5/22	1 month USD-LIBOR-	WD–40 Co. — Monthly	(1,596)
				BBA minus 0.35% —
				Monthly
45,542	46,890	—	7/5/22	1 month USD-LIBOR-	XP Inc. Class A — Monthly	(1,353)
				BBA minus 0.35% —
				Monthly
18,934	18,467	—	7/5/22	1 month USD-LIBOR-	Zynex, Inc. — Monthly	450
				BBA minus 3.25% —
				Monthly

Putnam VT Multi-Asset Absolute Return Fund	17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/20 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$1,502,226	$1,579,260	$—	11/2/21	1 month USD-LIBOR-	MSCI Emerging Markets TR	$(77,265)
				BBA minus 0.35% —	Net USD — Monthly
				Monthly
3,731	3,671	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index	(10)
				LIBOR) — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
317	312	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index	(1)
				LIBOR) — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
3,845	3,710	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index	(74)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
1,784	1,721	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index	(35)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
1,997	1,944	—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index	23
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
Goldman Sachs International
5,750,394	5,802,093	—	12/15/25	1 month USD-LIBOR-	A basket (GSGLPWDS)	(57,223)
				BBA minus 0.15% —	of common stocks —
				Monthly	Monthly*
1,784	1,721	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index	(35)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
5,102	5,135	—	12/15/25	1 month USD-LIBOR-	Sillajen Inc. — Monthly	(34)
				BBA minus 0.50% —
				Monthly
1,920	1,888	—	1/12/44	(3.00%) 1 month USD-	Synthetic TRS Index	5
				LIBOR — Monthly	3.00% 30 year Fannie Mae
					pools — Monthly
2,499	2,459	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index	6
				LIBOR — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
43,177	42,960	—	12/15/25	1 month USD-LIBOR-	Open Text Corp. — Monthly	67
				BBA minus 0.35% —
				Monthly
216,491	219,454	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility	2,923
					Carry US Enhanced 3x
					Excess Return Strategy —
					Monthly ††
144,536	147,816	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility	3,262
					of Volatility Carry Excess
					Return Strategy —
					Monthly †
652,350	657,658	—	12/15/25	(1 month USD-LIBOR-	A basket (GSGLPHCL)	5,276
				BBA plus 0.35%) —	of common stocks —
				Monthly	Monthly*
700,252	709,646	—	12/15/25	(0.45%) — Monthly	Goldman Sachs Volatility	9,262
					Carry US Series 85
					Excess Return Strategy —
					Monthly ††
394,748	404,572	—	12/15/25	(0.30%) — Monthly	Goldman Sachs Volatility	9,775
					of Volatility Carry Series 69
					Excess Return Strategy —
					Monthly †
286,287	269,712	—	12/15/25	1 month USD-LIBOR-	Seagate Technology PLC —	13,644
				BBA minus 0.35% —	Monthly
				Monthly

18	Putnam VT Multi-Asset Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/20 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$805,015	$828,066	$—	12/15/25	(0.20%) — Monthly	Goldman Sachs Cross	$22,984
					Asset Trend Series 27
					Excess Return Strategy —
					Monthly †††
5,687,862	5,760,379	—	12/15/25	(1 month USD-LIBOR-	A basket (GSGLPWDL)	80,009
				BBA plus 0.50%) —	of common stocks —
				Monthly	Monthly*
JPMorgan Chase Bank N.A.
4,198,383	4,292,857	—	12/10/21	(1 month USD-LIBOR-	A basket (JPCMPTFL)	94,790
				BBA plus 0.35%) —	of common stocks —
				Monthly	Monthly*
JPMorgan Securities LLC
2,224	2,146	—	1/12/45	(4.00%) 1 month USD-	Synthetic TRS Index	43
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
5,189	5,007	—	1/12/45	(4.00%) 1 month USD-	Synthetic TRS Index	101
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
UBS AG
8,369,867	8,502,688	—	5/22/23	(1 month USD-LIBOR-	A basket (UBSPUSER)	133,963
				BBA plus 0.35%) —	of common stocks —
				Monthly	Monthly*
70,439	79,195	—	2/12/21	(3 month USD-LIBOR-	MSCI Daily TR Net	8,638
				BBA plus 1.10%) —	Emerging Markets India —
				Quarterly	Quarterly
1,502,226	1,579,260	—	11/2/21	1 month USD-LIBOR-	MSCI Emerging Markets TR	(77,148)
				BBA minus 0.25% —	Net USD — Monthly
				Monthly
8,362,561	8,504,248	—	5/22/23	1 month USD-LIBOR-	S&P 500 Total Return 4 Jan	(140,965)
				BBA plus 0.20% —	1988 Index — Monthly
				Monthly
Upfront premium received		—		Unrealized appreciation		644,111
Upfront premium (paid)		—		Unrealized (depreciation)		(665,601)
Total		$—		Total		$(21,490)

† Replicates exposure to the difference between the implied and the realized volatility risk premium in the CBOE Volatility Index option market, with a delta hedge overlay.

†† Replicates exposure to the difference between the implied and the realized volatility risk premium on the S&P500 Index, with a delta hedge overlay.

††† Provides synthetic exposure to assets in several asset classes (equity, credit, foreign exchange and interest rates). The Strategy is calculated on an “excess return” basis and does not include any synthetic interest rate return on a notional cash amount.

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (MLFCF15) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	2,927	$388,397	7.07%
Amazon.com, Inc.	Consumer cyclicals	83	270,244	4.92%
Alphabet, Inc. Class A	Technology	138	241,746	4.40%
Microsoft Corp.	Technology	849	188,729	3.44%
JPMorgan Chase & Co.	Financials	1,036	131,612	2.40%
Procter & Gamble Co. (The)	Consumer staples	799	111,200	2.02%
Verizon Communications, Inc.	Communication services	1,853	108,863	1.98%
Qualcomm, Inc.	Technology	706	107,598	1.96%
Adobe, Inc.	Technology	211	105,462	1.92%
NVIDIA Corp.	Technology	185	96,604	1.76%
Intuit, Inc.	Technology	246	93,371	1.70%
Cisco Systems, Inc.	Technology	1,983	88,725	1.61%
Lockheed Martin Corp.	Capital goods	223	79,285	1.44%
Citigroup, Inc.	Financials	1,283	79,091	1.44%
Medtronic PLC	Health care	630	73,811	1.34%

Putnam VT Multi-Asset Absolute Return Fund	19

A BASKET (MLFCF15) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
eBay, Inc.	Technology	1,385	$69,596	1.27%
Johnson & Johnson	Health care	434	68,338	1.24%
Coca-Cola Co. (The)	Consumer staples	1,165	63,911	1.16%
Honeywell International, Inc.	Capital goods	297	63,164	1.15%
PepsiCo, Inc.	Consumer staples	417	61,803	1.12%
ServiceNow, Inc.	Technology	110	60,779	1.11%
Autodesk, Inc.	Technology	197	60,296	1.10%
Activision Blizzard, Inc.	Technology	596	55,377	1.01%
Comcast Corp. Class A	Communication services	1,055	55,265	1.01%
Simon Property Group, Inc.	Financials	618	52,715	0.96%
MetLife, Inc.	Financials	1,102	51,757	0.94%
McDonald’s Corp.	Consumer staples	238	51,138	0.93%
Merck & Co., Inc.	Health care	616	50,420	0.92%
Abbott Laboratories	Health care	449	49,182	0.90%
Edwards Lifesciences Corp.	Health care	507	46,216	0.84%
Veeva Systems, Inc. Class A	Technology	170	46,198	0.84%
Humana, Inc.	Health care	110	45,302	0.82%
Southern Co. (The)	Utilities and power	725	44,533	0.81%
Eli Lilly and Co.	Health care	263	44,346	0.81%
Morgan Stanley	Financials	630	43,181	0.79%
Halliburton Co.	Energy	2,051	38,758	0.71%
Allstate Corp. (The)	Financials	351	38,544	0.70%
Cummins, Inc.	Capital goods	168	38,215	0.70%
Fortinet, Inc.	Technology	249	36,973	0.67%
Lowe’s Cos., Inc.	Consumer cyclicals	225	36,128	0.66%
DocuSign, Inc.	Technology	161	35,693	0.65%
Zimmer Biomet Holdings, Inc.	Health care	230	35,498	0.65%
Best Buy Co., Inc.	Consumer cyclicals	355	35,424	0.64%
Target Corp.	Consumer cyclicals	197	34,803	0.63%
Altria Group, Inc.	Consumer staples	837	34,301	0.62%
Cadence Design Systems, Inc.	Technology	241	32,854	0.60%
Synopsys, Inc.	Technology	126	32,672	0.59%
American Electric Power Co., Inc.	Utilities and power	379	31,586	0.57%
Exelon Corp.	Utilities and power	728	30,739	0.56%
Synchrony Financial	Financials	881	30,577	0.56%

A BASKET (CGPUTQL2) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Apple, Inc.	Technology	2,012	$266,937	5.40%
Amazon.com, Inc.	Consumer cyclicals	82	266,548	5.39%
Microsoft Corp.	Technology	939	208,879	4.22%
Alphabet, Inc. Class A	Technology	102	178,562	3.61%
JPMorgan Chase & Co.	Financials	889	112,951	2.28%
Verizon Communications, Inc.	Communication services	1,796	105,533	2.13%
Adobe, Inc.	Technology	209	104,576	2.12%
Medtronic PLC	Health care	820	96,041	1.94%
Intuit, Inc.	Technology	240	91,091	1.84%
Intercontinental Exchange, Inc.	Financials	771	88,935	1.80%
Goldman Sachs Group, Inc. (The)	Financials	335	88,231	1.78%
Vontier Corp.	Technology	2,581	86,221	1.74%
Mondelez International, Inc. Class A	Consumer staples	1,416	82,802	1.67%
Fidelity National Information Services, Inc.	Technology	548	77,474	1.57%
Sherwin-Williams Co. (The)	Basic materials	99	72,999	1.48%
PACCAR, Inc.	Consumer cyclicals	844	72,843	1.47%
Lockheed Martin Corp.	Capital goods	195	69,276	1.40%
Electronic Arts, Inc.	Technology	479	68,741	1.39%

20	Putnam VT Multi-Asset Absolute Return Fund

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Veeva Systems, Inc. Class A	Technology	252	$68,532	1.39%
NVIDIA Corp.	Technology	129	67,618	1.37%
Texas Instruments, Inc.	Technology	398	65,317	1.32%
Johnson & Johnson	Health care	404	63,542	1.29%
Allstate Corp. (The)	Financials	573	63,006	1.27%
Waste Management, Inc.	Capital goods	519	61,148	1.24%
Domino’s Pizza, Inc.	Consumer staples	159	60,994	1.23%
eBay, Inc.	Technology	1,201	60,365	1.22%
Synopsys, Inc.	Technology	233	60,348	1.22%
Roper Technologies, Inc.	Technology	134	57,598	1.16%
Exelon Corp.	Utilities and power	1,349	56,957	1.15%
Take-Two Interactive Software, Inc.	Technology	271	56,319	1.14%
Clorox Co. (The)	Consumer cyclicals	278	56,098	1.13%
Expeditors International of Washington, Inc.	Transportation	588	55,932	1.13%
DTE Energy Co.	Utilities and power	457	55,515	1.12%
Knight-Swift Transportation Holdings, Inc.	Transportation	1,307	54,671	1.11%
Charter Communications, Inc. Class A	Communication services	82	54,551	1.10%
Costco Wholesale Corp.	Consumer staples	143	53,927	1.09%
Garmin, Ltd.	Technology	447	53,489	1.08%
Arthur J. Gallagher & Co.	Financials	431	53,279	1.08%
Leidos Holdings, Inc.	Technology	468	49,188	0.99%
Cisco Systems, Inc.	Technology	1,090	48,788	0.99%
Hershey Co. (The)	Consumer staples	315	48,010	0.97%
Kinder Morgan, Inc.	Utilities and power	3,442	47,046	0.95%
Cadence Design Systems, Inc.	Technology	338	46,096	0.93%
Procter & Gamble Co. (The)	Consumer staples	322	44,764	0.91%
Alexandria Real Estate Equities, Inc.	Financials	249	44,297	0.90%
Salesforce.com, Inc.	Technology	198	44,051	0.89%
Baxter International, Inc.	Health care	549	44,043	0.89%
Facebook, Inc. Class A	Technology	158	43,066	0.87%
Advanced Micro Devices, Inc.	Technology	434	39,840	0.81%
Dollar General Corp.	Consumer cyclicals	178	37,435	0.76%

A BASKET (GSGLPHCL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Merck KGaA (Germany)	Health care	175	$30,036	4.57%
PerkinElmer, Inc.	Health care	205	29,407	4.47%
Mettler-Toledo International, Inc.	Health care	25	29,034	4.41%
Waters Corp.	Health care	110	27,105	4.12%
Agilent Technologies, Inc.	Technology	228	26,980	4.10%
Thermo Fisher Scientific, Inc.	Health care	57	26,536	4.03%
IQVIA Holdings, Inc.	Health care	145	25,985	3.95%
Zoetis, Inc.	Health care	147	24,361	3.70%
Pfizer, Inc.	Health care	620	22,835	3.47%
Alexion Pharmaceuticals, Inc.	Health care	141	21,969	3.34%
Viatris, Inc.	Health care	1,167	21,872	3.33%
Merck & Co., Inc.	Health care	264	21,563	3.28%
Illumina, Inc.	Health care	55	20,496	3.12%
Ipsen SA (France)	Health care	243	20,220	3.07%
Johnson & Johnson	Health care	122	19,167	2.91%
GlaxoSmithKline PLC (United Kingdom)	Health care	969	17,784	2.70%
AbbVie, Inc.	Health care	164	17,545	2.67%
Sanofi (France)	Health care	175	16,847	2.56%
Perrigo Co. PLC	Health care	359	16,062	2.44%
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	Health care	225	15,165	2.31%
Bayer AG (Germany)	Health care	247	14,557	2.21%

Putnam VT Multi-Asset Absolute Return Fund	21

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Sumitomo Dainippon Pharma Co., Ltd. (Japan)	Health care	940	$13,869	2.11%
Bristol-Myers Squibb Co.	Health care	213	13,232	2.01%
CSL, Ltd. (Australia)	Health care	57	12,525	1.90%
Biogen, Inc.	Health care	50	12,207	1.86%
AstraZeneca PLC (United Kingdom)	Health care	118	11,792	1.79%
Sartorius Stedim Biotech (France)	Health care	33	11,778	1.79%
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	Health care	1,107	10,678	1.62%
Amgen, Inc.	Health care	45	10,420	1.58%
Galenica AG (Switzerland)	Health care	64	10,066	1.53%
Gilead Sciences, Inc.	Health care	157	9,147	1.39%
Hisamitsu Pharmaceutical Co., Inc. (Japan)	Health care	153	9,060	1.38%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	217	7,886	1.20%
Eli Lilly and Co.	Health care	44	7,439	1.13%
Galapagos NV (Belgium)	Health care	70	6,872	1.04%
Eisai Co., Ltd. (Japan)	Health care	87	6,243	0.95%
Shionogi & Co., Ltd. (Japan)	Health care	104	5,676	0.86%
Hikma Pharmaceuticals PLC (United Kingdom)	Health care	158	5,449	0.83%
H Lundbeck A/S (Denmark)	Health care	135	4,618	0.70%
Astellas Pharma, Inc. (Japan)	Health care	254	3,918	0.60%
UCB SA (Belgium)	Health care	34	3,547	0.54%
Incyte Corp.	Health care	37	3,191	0.49%
Grifols SA (Spain)	Health care	100	2,917	0.44%
Eurofins Scientific (Luxembourg)	Health care	27	2,291	0.35%
Novartis AG (Switzerland)	Health care	19	1,829	0.28%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	53	1,804	0.27%
Regeneron Pharmaceuticals, Inc.	Health care	3	1,688	0.26%
Recordati SpA (Italy)	Health care	15	842	0.13%
Orion Oyj Class B (Finland)	Health care	16	722	0.11%
Vertex Pharmaceuticals, Inc.	Health care	3	634	0.10%

A BASKET (GSGLPWDL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Fortescue Metals Group, Ltd. (Australia)	Basic materials	2,446	$44,186	0.77%
Mitsubishi Heavy Industries, Ltd. (Japan)	Capital goods	1,272	38,870	0.67%
Peugeot SA (France)	Consumer cyclicals	1,336	36,499	0.63%
Citigroup, Inc.	Financials	589	36,345	0.63%
Discovery, Inc. Class C	Consumer cyclicals	1,371	35,910	0.62%
Cadence Design Systems, Inc.	Technology	259	35,311	0.61%
Lincoln National Corp.	Financials	693	34,880	0.61%
Woodside Petroleum, Ltd. (Australia)	Energy	1,958	34,326	0.60%
Fujitsu, Ltd. (Japan)	Technology	235	33,929	0.59%
Santos, Ltd. (Australia)	Energy	6,963	33,657	0.58%
Allstate Corp. (The)	Financials	304	33,461	0.58%
Ally Financial, Inc.	Financials	931	33,182	0.58%
Arrow Electronics, Inc.	Technology	341	33,147	0.58%
Toronto-Dominion Bank (Canada)	Financials	586	33,119	0.57%
GVC Holdings PLC (Isle of Man)	Consumer cyclicals	2,134	33,075	0.57%
ITOCHU Corp. (Japan)	Consumer staples	1,149	32,982	0.57%
Annaly Capital Management, Inc.	Financials	3,889	32,858	0.57%
Repsol SA (Spain)	Energy	3,234	32,598	0.57%
Invesco, Ltd.	Financials	1,868	32,560	0.57%
Nippon Telegraph & Telephone Corp. (Japan)	Communication services	1,254	32,130	0.56%
NN Group NV (Netherlands)	Financials	738	32,038	0.56%
Canadian Tire Corp., Ltd. (Canada)	Consumer cyclicals	243	31,963	0.55%
Nomura Holdings, Inc. (Japan)	Financials	6,039	31,876	0.55%
Fox Corp. Class A	Consumer cyclicals	1,090	31,737	0.55%

22	Putnam VT Multi-Asset Absolute Return Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Mitsubishi Chemical Holdings Corp. (Japan)	Basic materials	5,238	$31,662	0.55%
Royal Bank of Canada (Canada)	Financials	385	31,632	0.55%
Pandora A/S (Denmark)	Consumer cyclicals	282	31,512	0.55%
State Street Corp.	Financials	429	31,251	0.54%
Aurizon Holdings, Ltd. (Australia)	Transportation	10,383	31,218	0.54%
Principal Financial Group, Inc.	Financials	626	31,066	0.54%
Canadian Imperial Bank of Commerce (Canada)	Financials	363	30,983	0.54%
AGNC Investment Corp.	Financials	1,984	30,947	0.54%
Hologic, Inc.	Health care	424	30,869	0.54%
Logitech International SA (Switzerland)	Technology	318	30,855	0.54%
Koninklijke Ahold Delhaize NV (Netherlands)	Consumer staples	1,085	30,629	0.53%
MetLife, Inc.	Financials	649	30,476	0.53%
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	Financials	990	30,457	0.53%
Lennar Corp. Class A	Consumer cyclicals	399	30,442	0.53%
Givaudan SA (Switzerland)	Basic materials	7	30,433	0.53%
PulteGroup, Inc.	Consumer cyclicals	706	30,430	0.53%
Swisscom AG (Switzerland)	Communication services	56	30,368	0.53%
Roche Holding AG (Switzerland)	Health care	87	30,345	0.53%
Muenchener Rueckversicherungs-Gesellschaft AG in	Financials	102	30,241	0.52%
Muenchen (Germany)
AMETEK, Inc.	Conglomerates	250	30,181	0.52%
Knight-Swift Transportation Holdings, Inc.	Transportation	721	30,142	0.52%
Church & Dwight Co., Inc.	Consumer staples	345	30,123	0.52%
Ford Motor Co.	Consumer cyclicals	3,422	30,081	0.52%
Deutsche Bank AG (Germany)	Financials	2,748	30,040	0.52%
Paychex, Inc.	Technology	321	29,953	0.52%
Copart, Inc.	Consumer staples	234	29,806	0.52%

A BASKET (GSGLPWDS) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Slack Technologies, Inc. Class A	Technology	1,167	$49,293	0.85%
Walt Disney Co. (The)	Consumer cyclicals	207	37,462	0.65%
Renault SA (France)	Consumer cyclicals	843	36,841	0.63%
Square, Inc. Class A	Consumer cyclicals	169	36,724	0.63%
Sharp Corp./Japan (Japan)	Consumer cyclicals	2,400	36,347	0.63%
Cameco Corp. (Canada)	Basic materials	2,705	36,239	0.62%
Nissan Motor Co., Ltd. (Japan)	Consumer cyclicals	6,614	35,873	0.62%
Twilio, Inc. Class A	Technology	106	35,763	0.62%
Albemarle Corp.	Basic materials	239	35,297	0.61%
ThyssenKrupp AG (Germany)	Basic materials	3,538	35,115	0.61%
Hess Corp.	Energy	657	34,661	0.60%
Suncor Energy, Inc. (Canada)	Energy	2,044	34,283	0.59%
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	Financials	615	33,715	0.58%
Argenx SE (Netherlands)	Health care	113	33,545	0.58%
ASML Holding NV (Netherlands)	Technology	69	33,377	0.58%
MarketAxess Holdings, Inc.	Consumer cyclicals	58	33,026	0.57%
WPP PLC (United Kingdom)	Consumer cyclicals	2,992	32,735	0.56%
Bunge, Ltd.	Consumer staples	498	32,691	0.56%
Panasonic Corp. (Japan)	Consumer cyclicals	2,820	32,516	0.56%
Live Nation Entertainment, Inc.	Consumer cyclicals	441	32,432	0.56%
First Republic Bank	Financials	220	32,355	0.56%
Fast Retailing Co., Ltd. (Japan)	Consumer cyclicals	36	32,316	0.56%
AIA Group, Ltd. (Hong Kong)	Financials	2,630	32,230	0.56%
Exact Sciences Corp.	Health care	243	32,154	0.55%
Zurich Insurance Group AG (Switzerland)	Financials	76	32,129	0.55%
Arthur J. Gallagher & Co.	Financials	256	31,634	0.55%

Putnam VT Multi-Asset Absolute Return Fund	23

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Intact Financial Corp. (Canada)	Financials	266	$31,537	0.54%
Marathon Petroleum Corp.	Energy	761	31,492	0.54%
Caterpillar, Inc.	Capital goods	171	31,189	0.54%
T-Mobile US, Inc.	Communication services	231	31,092	0.54%
Tradeweb Markets, Inc. Class A	Financials	497	31,052	0.54%
Jacobs Engineering Group, Inc.	Capital goods	282	30,743	0.53%
Analog Devices, Inc.	Technology	208	30,682	0.53%
James Hardie Industries PLC (CDI) (Australia)	Basic materials	1,038	30,588	0.53%
Aon PLC	Financials	145	30,546	0.53%
American Express Co.	Financials	253	30,538	0.53%
Aeon Co., Ltd.	Consumer cyclicals	931	30,518	0.53%
ABB, Ltd. (Switzerland)	Capital goods	1,092	30,492	0.53%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	1,768	30,490	0.53%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	885	30,301	0.52%
Accor SA (France)	Consumer cyclicals	830	30,025	0.52%
Archer-Daniels-Midland Co.	Basic materials	594	29,950	0.52%
Emera, Inc. (Canada)	Utilities and power	698	29,660	0.51%
Camden Property Trust	Financials	295	29,498	0.51%
Cellnex Telecom, SA 144A (Spain)	Communication services	488	29,309	0.51%
Prologis, Inc.	Financials	294	29,263	0.50%
Markel Corp.	Financials	28	29,092	0.50%
Equity Lifestyle Properties, Inc.	Financials	458	29,050	0.50%
Edison International	Utilities and power	461	28,937	0.50%
UDR, Inc.	Financials	751	28,876	0.50%

A BASKET (JPCMPTFL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Vroom, Inc.	Consumer cyclicals	1,712	$70,143	1.63%
Jazz Pharmaceuticals PLC	Health care	416	68,609	1.60%
Western Digital Corp.	Technology	1,229	68,077	1.59%
Peloton Interactive, Inc. Class A	Consumer cyclicals	427	64,791	1.51%
Lamb Weston Holdings, Inc.	Consumer staples	811	63,892	1.49%
Burlington Stores, Inc.	Consumer cyclicals	243	63,661	1.48%
TransDigm Group, Inc.	Capital goods	103	63,531	1.48%
Reata Pharmaceuticals, Inc.	Health care	503	62,166	1.45%
Allison Transmission Holdings, Inc.	Capital goods	1,431	61,717	1.44%
Kohl’s Corp.	Consumer cyclicals	1,499	60,984	1.42%
Liberty Broadband Corp. Class C	Communication services	380	60,216	1.40%
Fastly, Inc. Class A	Technology	689	60,213	1.40%
Flowserve Corp.	Capital goods	1,624	59,832	1.39%
United Rentals, Inc.	Consumer cyclicals	255	59,028	1.38%
Quidel Corp.	Health care	320	57,413	1.34%
Generac Holdings, Inc.	Capital goods	252	57,283	1.33%
Teradyne, Inc.	Technology	470	56,353	1.31%
Charles River Laboratories International, Inc.	Health care	225	56,152	1.31%
Coty, Inc. Class A	Consumer staples	7,066	49,603	1.16%
AZEK Co., Inc. (The)	Basic materials	1,278	49,136	1.14%
Micron Technology, Inc.	Technology	645	48,488	1.13%
GrubHub, Inc.	Consumer staples	651	48,371	1.13%
Alliance Data Systems Corp.	Financials	648	48,024	1.12%
Thor Industries, Inc.	Consumer cyclicals	503	46,740	1.09%
Virgin Galactic Holdings, Inc.	Consumer cyclicals	1,955	46,385	1.08%
Timken Co. (The)	Basic materials	591	45,699	1.06%
BorgWarner, Inc.	Capital goods	1,176	45,459	1.06%
RingCentral, Inc. Class A	Technology	120	45,403	1.06%
Bio-Rad Laboratories, Inc. Class A	Health care	76	44,589	1.04%

24	Putnam VT Multi-Asset Absolute Return Fund

A BASKET (JPCMPTFL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Waters Corp.	Health care	177	$43,753	1.02%
Pure Storage, Inc. Class A	Technology	1,882	42,562	0.99%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	52	41,679	0.97%
Air Lease Corp.	Financials	937	41,602	0.97%
Telephone and Data Systems, Inc.	Communication services	2,194	40,751	0.95%
Rocket Cos., Inc. Class A	Financials	1,968	39,798	0.93%
Dick’s Sporting Goods, Inc.	Consumer cyclicals	696	39,126	0.91%
Perrigo Co. PLC	Health care	855	38,237	0.89%
DexCom, Inc.	Health care	100	37,143	0.87%
Coupa Software, Inc.	Technology	108	36,477	0.85%
Spirit AeroSystems Holdings, Inc. Class A	Capital goods	923	36,070	0.84%
AECOM	Capital goods	724	36,017	0.84%
Roku, Inc.	Technology	107	35,406	0.82%
PRA Health Sciences, Inc.	Health care	267	33,503	0.78%
HubSpot, Inc.	Technology	83	32,796	0.76%
Pagerduty, Inc.	Technology	782	32,615	0.76%
MSC Industrial Direct Co., Inc. Class A	Consumer cyclicals	377	31,824	0.74%
Bio-Techne Corp.	Health care	99	31,295	0.73%
Tapestry, Inc.	Consumer cyclicals	1,003	31,183	0.73%
Hexcel Corp.	Capital goods	632	30,664	0.71%
Eli Lilly and Co.	Health care	172	29,081	0.68%

A BASKET (UBSPUSER) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Microsoft Corp.	Technology	2,854	$634,801	7.47%
Apple, Inc.	Technology	3,737	495,798	5.83%
Amazon.com, Inc.	Consumer cyclicals	119	387,114	4.55%
Alphabet, Inc. Class C	Technology	124	217,645	2.56%
Walmart, Inc.	Consumer cyclicals	1,196	172,386	2.03%
Charter Communications, Inc. Class A	Communication services	243	160,680	1.89%
PayPal Holdings, Inc.	Consumer cyclicals	686	160,613	1.89%
Eli Lilly and Co.	Health care	850	143,582	1.69%
Visa, Inc. Class A	Financials	656	143,543	1.69%
Qualcomm, Inc.	Technology	919	140,034	1.65%
JPMorgan Chase & Co.	Financials	1,082	137,548	1.62%
Union Pacific Corp.	Transportation	639	133,006	1.56%
Facebook, Inc. Class A	Technology	483	131,888	1.55%
Danaher Corp.	Conglomerates	592	131,421	1.55%
Northrop Grumman Corp.	Capital goods	414	126,229	1.48%
Fidelity National Information Services, Inc.	Technology	890	125,941	1.48%
Mastercard, Inc. Class A	Consumer cyclicals	345	122,993	1.45%
Citigroup, Inc.	Financials	1,970	121,485	1.43%
Adobe, Inc.	Technology	237	118,625	1.40%
UnitedHealth Group, Inc.	Health care	328	115,076	1.35%
Home Depot, Inc. (The)	Consumer cyclicals	430	114,318	1.34%
Bank of America Corp.	Financials	3,689	111,816	1.32%
NIKE, Inc. Class B	Consumer cyclicals	768	108,587	1.28%
Johnson & Johnson	Health care	685	107,750	1.27%
American Tower Corp.	Communication services	473	106,263	1.25%
IDEXX Laboratories, Inc.	Health care	200	99,829	1.17%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	3,713	96,603	1.14%
NVIDIA Corp.	Technology	173	90,368	1.06%
Procter & Gamble Co. (The)	Consumer staples	649	90,328	1.06%
AbbVie, Inc.	Health care	722	77,370	0.91%
PepsiCo, Inc.	Consumer staples	518	76,770	0.90%
Merck & Co., Inc.	Health care	935	76,516	0.90%

Putnam VT Multi-Asset Absolute Return Fund	25

A BASKET (UBSPUSER) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
General Motors Co.	Consumer cyclicals	1,833	$76,325	0.90%
Cigna Corp.	Health care	366	76,203	0.90%
United Rentals, Inc.	Consumer cyclicals	328	76,160	0.90%
Texas Instruments, Inc.	Technology	435	71,399	0.84%
Cisco Systems, Inc.	Technology	1,578	70,609	0.83%
Comcast Corp. Class A	Communication services	1,345	70,455	0.83%
Estee Lauder Cos., Inc. (The) Class A	Consumer staples	264	70,150	0.83%
NRG Energy, Inc.	Utilities and power	1,826	68,551	0.81%
Goldman Sachs Group, Inc. (The)	Financials	260	68,513	0.81%
Amgen, Inc.	Health care	278	63,897	0.75%
Exelon Corp.	Utilities and power	1,508	63,667	0.75%
Johnson Controls International PLC	Capital goods	1,357	63,233	0.74%
Southwest Airlines Co.	Transportation	1,343	62,590	0.74%
Vertex Pharmaceuticals, Inc.	Health care	257	60,848	0.72%
Target Corp.	Consumer cyclicals	343	60,584	0.71%
American Electric Power Co., Inc.	Utilities and power	726	60,491	0.71%
Verizon Communications, Inc.	Communication services	1,012	59,462	0.70%
Albemarle Corp.	Basic materials	399	58,894	0.69%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/20

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	BB/P	$68	$1,000	$267	5/11/63	300 bp — Monthly	$(198)
CMBX NA BBB–.6 Index	BB/P	121	2,000	534	5/11/63	300 bp — Monthly	(412)
CMBX NA BBB–.6 Index	BB/P	247	4,000	1,068	5/11/63	300 bp — Monthly	(819)
CMBX NA BBB–.6 Index	BB/P	228	4,000	1,068	5/11/63	300 bp — Monthly	(838)
Barclays Bank PLC
CMBX NA BBB–.6 Index	BB/P	887	8,000	2,136	5/11/63	300 bp — Monthly	(1,244)
CMBX NA BBB–.7 Index	BB+/P	141	25,000	4,970	1/17/47	300 bp — Monthly	(4,815)
Citigroup Global Markets, Inc.
CMBX NA BB.6 Index	B/P	2,439	17,000	7,213	5/11/63	500 bp — Monthly	(4,758)
CMBX NA BB.7 Index	B+/P	459	9,000	3,501	1/17/47	500 bp — Monthly	(3,033)
CMBX NA BBB–.6 Index	BB/P	25,281	397,000	105,999	5/11/63	300 bp — Monthly	(80,487)
Credit Suisse International
CMBX NA A.6 Index	A/P	(32)	29,000	2,184	5/11/63	200 bp — Monthly	(2,204)
CMBX NA BBB–.6 Index	BB/P	74,418	792,000	211,464	5/11/63	300 bp — Monthly	(136,584)
CMBX NA BBB–.7 Index	BB+/P	3,952	50,000	9,940	1/17/47	300 bp — Monthly	(5,959)
CMBX NA BBB–.7 Index	BB+/P	7,909	107,000	21,272	1/17/47	300 bp — Monthly	(13,300)
Goldman Sachs International
CMBX NA A.6 Index	A/P	309	6,000	452	5/11/63	200 bp — Monthly	(140)
CMBX NA A.6 Index	A/P	419	8,000	602	5/11/63	200 bp — Monthly	(180)
CMBX NA A.6 Index	A/P	1,018	20,000	1,506	5/11/63	200 bp — Monthly	(480)
CMBX NA A.6 Index	A/P	3,977	62,000	4,669	5/11/63	200 bp — Monthly	(668)
CMBX NA BBB–.6 Index	BB/P	260	3,000	801	5/11/63	300 bp — Monthly	(539)
CMBX NA BBB–.6 Index	BB/P	259	3,000	801	5/11/63	300 bp — Monthly	(540)
CMBX NA BBB–.6 Index	BB/P	422	5,000	1,335	5/11/63	300 bp — Monthly	(910)
CMBX NA BBB–.6 Index	BB/P	661	6,000	1,602	5/11/63	300 bp — Monthly	(937)
CMBX NA BBB–.6 Index	BB/P	365	7,000	1,869	5/11/63	300 bp — Monthly	(1,500)
CMBX NA BBB–.6 Index	BB/P	591	7,000	1,869	5/11/63	300 bp — Monthly	(1,274)
CMBX NA BBB–.6 Index	BB/P	633	8,000	2,136	5/11/63	300 bp — Monthly	(1,498)
CMBX NA BBB–.6 Index	BB/P	435	9,000	2,403	5/11/63	300 bp — Monthly	(1,962)
CMBX NA BBB–.6 Index	BB/P	990	9,000	2,403	5/11/63	300 bp — Monthly	(1,407)
CMBX NA BBB–.6 Index	BB/P	1,218	10,000	2,670	5/11/63	300 bp — Monthly	(1,447)
CMBX NA BBB–.6 Index	BB/P	1,160	14,000	3,738	5/11/63	300 bp — Monthly	(2,570)

26	Putnam VT Multi-Asset Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/20 cont.

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6 Index	BB/P	$1,671	$15,000	$4,005	5/11/63	300 bp — Monthly	$(2,325)
CMBX NA BBB–.6 Index	BB/P	2,221	16,000	4,272	5/11/63	300 bp — Monthly	(2,041)
CMBX NA BBB–.6 Index	BB/P	1,090	16,000	4,272	5/11/63	300 bp — Monthly	(3,173)
CMBX NA BBB–.6 Index	BB/P	878	18,000	4,806	5/11/63	300 bp — Monthly	(3,918)
CMBX NA BBB–.6 Index	BB/P	2,923	27,000	7,209	5/11/63	300 bp — Monthly	(4,270)
CMBX NA BBB–.6 Index	BB/P	3,376	36,000	9,612	5/11/63	300 bp — Monthly	(6,215)
CMBX NA BBB–.6 Index	BB/P	4,360	58,000	15,486	5/11/63	300 bp — Monthly	(11,092)
CMBX NA BBB–.7 Index	BB+/P	695	8,000	1,590	1/17/47	300 bp — Monthly	(891)
CMBX NA BBB–.7 Index	BB+/P	1,448	17,000	3,380	1/17/47	300 bp — Monthly	(1,922)
CMBX NA BBB–.7 Index	BB+/P	1,478	20,000	3,976	1/17/47	300 bp — Monthly	(2,486)
JPMorgan Securities LLC
CMBX NA BBB–.6 Index	BB/P	241,695	756,000	201,852	5/11/63	300 bp — Monthly	40,284
Merrill Lynch International
CMBX NA BBB–.6 Index	BB/P	17,056	191,000	50,997	5/11/63	300 bp — Monthly	(33,831)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6 Index	BB/P	4,306	65,000	17,355	5/11/63	300 bp — Monthly	(13,011)
Upfront premium received		412,064		Unrealized appreciation			40,284
Upfront premium (paid)		(32)		Unrealized (depreciation)			(355,878)
Total		$412,032		Total			$(315,594)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/20

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(329)	$3,000	$1,041	11/17/59	(500 bp) — Monthly	$709
CMBX NA BB.10 Index	(313)	3,000	1,041	11/17/59	(500 bp) — Monthly	725
CMBX NA BB.11 Index	(1,166)	9,000	2,111	11/18/54	(500 bp) — Monthly	937
CMBX NA BB.11 Index	(283)	3,000	704	11/18/54	(500 bp) — Monthly	418
CMBX NA BB.8 Index	(176)	1,000	397	10/17/57	(500 bp) — Monthly	221
CMBX NA BB.9 Index	(3,716)	36,000	12,168	9/17/58	(500 bp) — Monthly	8,417
Credit Suisse International
CMBX NA BB.10 Index	(801)	6,000	2,083	11/17/59	(500 bp) — Monthly	1,276
CMBX NA BB.10 Index	(714)	6,000	2,083	11/17/59	(500 bp) — Monthly	1,363
CMBX NA BB.7 Index	(300)	17,000	7,213	5/11/63	(500 bp) — Monthly	6,897
CMBX NA BB.8 Index	(175)	1,000	397	10/17/57	(500 bp) — Monthly	221
CMBX NA BB.9 Index	(1,504)	15,000	5,070	9/17/58	(500 bp) — Monthly	3,552
Goldman Sachs International
CMBX NA BB.7 Index	(9,130)	54,000	21,006	1/17/47	(500 bp) — Monthly	11,824
CMBX NA BB.7 Index	(2,738)	15,000	5,835	1/17/47	(500 bp) — Monthly	3,082
CMBX NA BB.9 Index	(361)	3,000	1,014	9/17/58	(500 bp) — Monthly	650
CMBX NA BB.9 Index	(357)	3,000	1,014	9/17/58	(500 bp) — Monthly	654
JPMorgan Securities LLC
CMBX NA BBB–.7 Index	(44,370)	189,000	37,573	1/17/47	(300 bp) — Monthly	(6,907)
Merrill Lynch International
CMBX NA BB.10 Index	(341)	6,000	2,083	11/17/59	(500 bp) — Monthly	1,735
CMBX NA BB.11 Index	(3,460)	7,000	1,642	11/18/54	(500 bp) — Monthly	(1,824)
CMBX NA BB.9 Index	(351)	9,000	3,042	9/17/58	(500 bp) — Monthly	2,683

Putnam VT Multi-Asset Absolute Return Fund	27

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/20 cont.

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	$(3,870)	$38,000	$7,554	1/17/47	(300 bp) — Monthly	$3,660
CMBX NA BB.10 Index	(315)	3,000	1,041	11/17/59	(500 bp) — Monthly	724
CMBX NA BB.9 Index	(728)	6,000	2,028	9/17/58	(500 bp) — Monthly	1,293
CMBX NA BB.9 Index	(364)	3,000	1,014	9/17/58	(500 bp) — Monthly	647
Upfront premium received	—			Unrealized appreciation		51,688
Upfront premium (paid)	(75,862)			Unrealized (depreciation)		(8,731)
Total	$(75,862)			Total		$42,957

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/20

		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 35 Index	B+/P	$(45,826)	$1,117,000	$104,021	12/20/25	500 bp —	$59,901
						Quarterly
Total		$(45,826)					$59,901

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/20

	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
EM Series 34 Index	$(138,969)	$1,903,000	$45,830	12/20/25	(100 bp) — Quarterly	$(93,720)
NA HY Series 35 Index	54,912	1,324,000	123,298	12/20/25	(500 bp) — Quarterly	(70,409)
Total	$(84,057)					$(164,129)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

28	Putnam VT Multi-Asset Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$116,544	$158,192	$—
Capital goods	—	87,933	—
Communication services	44,646	31,896	—
Consumer cyclicals	10,804	144,156	—
Consumer staples	179,847	93,847	—
Energy	14,095	48,266	—
Financials	82,863	355,067	—
Health care	17,479	22,847	—
Technology	203,890	865,970	—
Transportation	—	1,711	—
Utilities and power	21,000	—	—
Total common stocks	691,168	1,809,885	—
Asset-backed securities	—	179,045	—
Commodity linked notes	—	1,568,855	—
Corporate bonds and notes	—	81,989	—
Foreign government and agency bonds and notes		124,655
Investment companies	2,389,712	—	—
Mortgage-backed securities	—	1,383,968	—
Purchased options outstanding	—	52,281	—
Purchased swap options outstanding	—	2,317	—
U.S. government and agency mortgage obligations	—	6,333,869	—
Warrants	—	394,067	—
Short-term investments	9,800,286	7,981,680	—
Totals by level	$12,881,166	$19,912,611	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$57,868	$—
Futures contracts	16,432	—	—
Written swap options outstanding	—	(1,324)	—
Forward premium swap option contracts	—	(263)	—
TBA sale commitments	—	(1,054,219)	—
Interest rate swap contracts	—	(6,299)	—
Total return swap contracts	—	(21,490)	—
Credit default contracts	—	(583,152)	—
Totals by level	$16,432	$(1,608,879)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	29

Statement of assets and liabilities
12/31/20

Assets
Investment in securities, at value, including $1,335,812 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $19,396,318)	$20,940,715
Affiliated issuers (identified cost $11,028,061) (Notes 1 and 5)	11,028,061
Repurchase agreements (identified cost $825,001)	825,001
Cash	14,616
Foreign currency (cost $280) (Note 1)	274
Foreign tax reclaim	4,023
Dividends, interest and other receivables	50,032
Receivable for sales of delayed delivery securities (Note 1)	395,872
Receivable for sales of TBA securities (Note 1)	1,054,575
Receivable from Manager (Note 2)	17,714
Receivable for variation margin on futures contracts (Note 1)	15,748
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,533
Unrealized appreciation on forward currency contracts (Note 1)	166,162
Unrealized appreciation on forward premium swap option contracts (Note 1)	2,160
Unrealized appreciation on OTC swap contracts (Note 1)	736,083
Premium paid on OTC swap contracts (Note 1)	75,894
Total assets	35,329,463

Liabilities
Payable for investments purchased	2,379
Payable for purchases of delayed delivery securities (Note 1)	395,553
Payable for purchases of TBA securities (Note 1)	6,314,182
Payable for shares of the fund repurchased	5,992
Payable for custodian fees (Note 2)	58,480
Payable for investor servicing fees (Note 2)	2,740
Payable for Trustee compensation and expenses (Note 2)	3,505
Payable for administrative services (Note 2)	274
Payable for distribution fees (Note 2)	5,008
Payable for variation margin on futures contracts (Note 1)	1,792
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,786
Unrealized depreciation on forward currency contracts (Note 1)	108,294
Unrealized depreciation on forward premium swap option contracts (Note 1)	2,423
Unrealized depreciation on OTC swap contracts (Note 1)	1,030,210
Premium received on OTC swap contracts (Note 1)	412,064
Written options outstanding, at value (premiums $5,695) (Note 1)	1,324
TBA sale commitments, at value (proceeds receivable $1,053,672) (Note 1)	1,054,219
Collateral on securities loaned, at value (Note 1)	1,357,775
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	130,000
Other accrued expenses	82,271
Total liabilities	10,971,271

Net assets	$24,358,192

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$24,388,744
Total distributable earnings (Note 1)	(30,552)
Total — Representing net assets applicable to capital shares outstanding	$24,358,192

Computation of net asset value Class IA
Net assets	$57,968
Number of shares outstanding	6,133
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.45

Computation of net asset value Class IB
Net assets	$24,300,224
Number of shares outstanding	2,616,905
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.29

The accompanying notes are an integral part of these financial statements.

30	Putnam VT Multi-Asset Absolute Return Fund

Statement of operations
Year ended 12/31/20

Investment income
Dividends (net of foreign tax of $17,712)	$200,796
Interest (including interest income of $52,229 from investments in affiliated issuers) (Note 5)	193,341
Securities lending (net of expenses) (Notes 1 and 5)	1,955
Total investment income	396,092

Expenses
Compensation of Manager (Note 2)	176,714
Investor servicing fees (Note 2)	17,236
Custodian fees (Note 2)	76,207
Trustee compensation and expenses (Note 2)	1,183
Distribution fees (Note 2)	61,393
Administrative services (Note 2)	698
Auditing and tax fees	80,337
Other	19,597
Fees waived and reimbursed by Manager (Note 2)	(150,138)
Total expenses	283,227

Expense reduction (Note 2)	(556)
Net expenses	282,671

Net investment income	113,421

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	480,215
Foreign currency transactions (Note 1)	(4,694)
Forward currency contracts (Note 1)	(29,509)
Futures contracts (Note 1)	(1,057,275)
Swap contracts (Note 1)	(1,817,920)
Written options (Note 1)	(22,245)
Total net realized loss	(2,451,428)

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	333,973
Assets and liabilities in foreign currencies	(20)
Forward currency contracts	60,759
Futures contracts	160,942
Swap contracts	(182,922)
Written options	4,382
Total change in net unrealized appreciation	377,114

Net loss on investments	(2,074,314)

Net decrease in net assets resulting from operations	$(1,960,893)

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	31

Statement of changes in net assets

	Year ended	Year ended
	12/31/20	12/31/19
Decrease in net assets
Operations:
Net investment income	$113,421	$477,297
Net realized gain (loss) on investments and foreign currency transactions	(2,451,428)	736,530
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	377,114	385,837
Net increase (decrease) in net assets resulting from operations	(1,960,893)	1,599,664
Decrease from capital share transactions (Note 4)	(132,712)	(2,519,447)
Total decrease in net assets	(2,093,605)	(919,783)
Net assets:
Beginning of year	26,451,797	27,371,580
End of year	$24,358,192	$26,451,797

The accompanying notes are an integral part of these financial statements.

32	Putnam VT Multi-Asset Absolute Return Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:						LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From Net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]
Class IA
12/31/20	$10.18	.07	(.80)	(.73)	—	—	—	—	$9.45	(7.17)	$58.90		.75	749
12/31/19	9.61	.22	.35	.57	—	—	—	—	10.18	5.93	69.90		2.17	476
12/31/18	10.88	.15	(.95)	(.80)	(.06)	(.39)	(.02)	(.47)	9.61	(7.57)	12.90		1.45	449
12/31/17	10.15	.10	.63	.73	—	—	—	—	10.88	7.19	20.90		.98	576
12/31/16	10.46	.09	—	.09	(.38)	—	(.02)	(.40)	10.15	.93	11.90		.86	503
Class IB
12/31/20	$10.03	.04	(.78)	(.74)	—	—	—	—	$9.29	(7.38)	$24,300	1.15	.46	749
12/31/19	9.47	.17	.39	.56	—	—	—	—	10.03	5.91	26,383	1.15	1.73	476
12/31/18	10.73	.12	(.94)	(.82)	(.03)	(.39)	(.02)	(.44)	9.47	(7.84)	27,359	1.15	1.22	449
12/31/17	10.03	.08	.62	.70	—	—	—	—	10.73	6.98	33,221	1.15	.76	576
12/31/16	10.35	.06	(.01)	.05	(.35)	—	(.02)	(.37)	10.03	.60	31,034	1.15	.61	503

Before April 30, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average
net assets
12/31/20	0.61%
12/31/19	0.45
12/31/18	0.60
12/31/17	0.45
12/31/16	0.51

f Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Asset Absolute Return Fund	33

Notes to financial statements 12/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2020 through December 31, 2020.

Putnam VT Multi-Asset Absolute Return Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. In pursuing a positive total return, the fund’s strategies are generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. The Fund aims to accomplish this objective by combining “directional” strategies and “non-directional” strategies. The directional strategies seek efficient, diversified exposure to investment markets. They also seek to balance risk and provide positive total return by investing, without limit, in many different asset classes, including U.S., international, and emerging markets equity securities (growth or value stocks or both) and fixed-income securities; mortgage- and asset-backed securities; below-investment-grade securities (sometimes referred to as “junk bonds”); inflation-protected securities; commodities; and real estate investment trusts (REITs). The non-directional strategies aim to provide positive returns that have minimal correlation with traditional asset classes, such as equities or equity-like investments. The non-directional strategies are generally implemented using paired long and short positions in an effort to capitalize on long-term market inefficiencies and short-term opportunities. The non-directional strategies may involve the use of active trading strategies, currency transactions and options transactions.

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks when deciding whether to buy or sell fixed-income investments. Putnam Management may also take into account general market conditions when making investment decisions. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, to a significant extent for hedging purposes and to increase the fund’s exposure to the asset classes and strategies mentioned above, which may create investment leverage.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees.

34	Putnam VT Multi-Asset Absolute Return Fund

These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $841,552 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the

Putnam VT Multi-Asset Absolute Return Fund	35

time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge credit risk, to hedge market risk,and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an

36	Putnam VT Multi-Asset Absolute Return Fund

offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $731,784 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $617,907 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,357,775 and the value of securities loaned amounted to $1,335,812.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$707,563	$494,778	$1,202,341

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from realized gains and losses on certain futures contracts, from net operating loss, from income on swap contracts and from interest only securities.

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $25,231 to decrease undistributed net investment income, $1,552,058 to decrease paid-in capital and $1,577,289 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable

Putnam VT Multi-Asset Absolute Return Fund	37

earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,025,939
Unrealized depreciation	(1,844,554)
Net unrealized appreciation	1,181,385
Capital loss carryforward	(1,202,341)
Cost for federal income tax purposes	$30,019,874

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 52.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion and
0.645%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.718% of the fund’s average net assets.

Putnam Management has also contractually agreed, through April 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $128,493 as a result of this limit.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2022, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.90% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $21,645 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$44
Class IB	17,192
Total	$17,236

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $556 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $18, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$119,483,462	$122,645,918
U.S. government securities
(Long-term)	—	—
Total	$119,483,462	$122,645,918

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

38	Putnam VT Multi-Asset Absolute Return Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/20		Year ended 12/31/19		Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,588	$15,276	5,546	$56,404	610,740	$5,754,931	326,667	$3,295,049
Shares issued in connection with
reinvestment of distributions	—	—	—	—	—	—	—	—
	1,588	15,276	5,546	56,404	610,740	5,754,931	326,667	3,295,049
Shares repurchased	(2,262)	(21,692)	(6)	(63)	(625,324)	(5,881,227)	(584,875)	(5,870,837)
Net increase (decrease)	(674)	$(6,416)	5,540	$56,341	(14,584)	$(126,296)	(258,208)	$(2,575,788)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

		Percentage
	Shares owned	of ownership	Value
Class A	1,134	18.49%	$10,716

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/19	Purchase cost	Sale proceeds	Investment income	12/31/20
Short-term investments
Putnam Cash Collateral Pool, LLC*	$991,420	$25,672,394	$25,306,039	$12,505	$1,357,775
Putnam Short Term Investment
Fund**	6,315,849	10,619,730	7,265,293	52,229	9,670,286
Total Short-term investments	$7,307,269	$36,292,124	$32,571,332	$64,734	$11,028,061

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Putnam VT Multi-Asset Absolute Return Fund	39

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$14,000
Purchased currency option contracts (contract amount)	$3,500,000
Purchased swap option contracts (contract amount)	$1,000,000
Written equity option contracts (contract amount)	$400
Written currency option contracts (contract amount)	$3,000,000
Written swap option contracts (contract amount)	$1,000,000
Futures contracts (number of contracts)	100
Forward currency contracts (contract amount)	$12,600,000
Centrally cleared interest rate swap contracts (notional)	$9,500,000
OTC total return swap contracts (notional)	$81,100,000
OTC credit default contracts (notional)	$3,400,000
Centrally cleared credit default contracts (notional)	$4,100,000
Warrants (number of warrants)	170,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net assets —		Payables, Net assets —
Credit contracts	Unrealized appreciation	$269,795*	Unrealized depreciation	$852,947*
Foreign exchange contracts	Investments, Receivables	166,162	Payables	108,294
Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	1,090,277	Unrealized depreciation	673,214*
Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	45,052*	Unrealized depreciation	26,394*
Total		$1,571,286		$1,660,849

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(4,649)	$(4,649)
Foreign exchange contracts	—	(21,056)	—	(29,509)	—	(50,565)
Equity contracts	194,286	45,951	(2,062,152)	—	(1,510,191)	(3,332,106)
Interest rate contracts	—	2,821	1,004,877	—	(303,080)	$704,618
Total	$194,286	$27,716	$(1,057,275)	$(29,509)	$(1,817,920)	$(2,682,702)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

				Forward
Derivatives not accounted for as hedging				currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(468,108)	$(468,108)
Foreign exchange contracts	—	26,542	—	60,759	—	87,301
Equity contracts	(7,753)	(88,158)	(12,124)	—	313,335	205,300
Interest rate contracts	—	2,250	173,066	—	(28,149)	147,167
Total	$(7,753)	$(59,366)	$160,942	$60,759	$(182,922)	$(28,340)

40	Putnam VT Multi-Asset Absolute Return Fund

This page intentionally left blank.

Putnam VT Multi-Asset Absolute Return Fund	41

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$2,533	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,533
OTC Total return
swap contracts*#	70,503	4	—	—	188,833	—	23	145,955	—	94,790	144	—	—	—	—	—	142,601	—	642,853
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	17,410	16,803	28,796	—	—	37,463	6,746	11,601	—	—	—	—	—	118,819
Centrally cleared credit
default contracts§	—	—		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	1,720	—	—	—	—	—	—	14,028	—	—	—	—	—	—	—	15,748
Forward currency contracts#	2,857	5,437	—	—	5,524	—	7,423	28,305	19,170	11,900	—	—	36,345	18,048	2,792	6,911	19,013	2,437	166,162
Forward premium swap
option contracts#	119	—	—	—	—	—	—	174	—	1,867	—	—	—	—	—	—	—	—	2,160
Purchased swap options**#	—	2,317	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,317
Purchased options**#	16,830	—	—	—	18,146	—	—	—	—	17,305	—	—	—	—	—	—	—	—	52,281
Repurchase agreements**	—	—	—	—	—	825,001	—	—	—	—	—	—	—	—	—	—	—	—	825,001
Total Assets	$90,309	$7,758	$2,533	$1,720	$212,503	$842,411	$24,249	$203,230	$19,170	$125,862	$51,635	$6,746	$47,946	$18,048	$2,792	$6,911	$161,614	$2,437	$1,827,874
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	2,701	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,701
OTC Total return
swap contracts*#	74,490	24	—	—	237,039	—	77,385	57,292	—	—	—	—	—	—	—	—	218,113	—	664,343
OTC Credit default contracts —
protection sold*#	2,931	7,087	—	—	—	116,457	244,294	87,242	—	—	201,411	50,887	17,317	—	—	—	—	—	727,626
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	85	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	85
Futures contracts§	—	—	—	1,277	—	—	—	—	—	—	515	—	—	—	—	—	—	—	1,792
Forward currency contracts#	12,351	2,912	—	—	9,223	—	2,567	12,937	6,268	9,037	—	—	372	10,112	10,396	8,952	18,019	5,148	108,294
Forward premium swap
option contracts#	1,110	—	—	—	—	—	—	152	—	1,161	—	—	—	—	—	—	—	—	2,423
Written swap options#	—	1,324	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,324
Written options#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$90,882	$11,347	$2,786	$1,277	$246,262	$116,457	$324,246	$157,623	$6,268	$10,198	$201,926	$50,887	$17,689	$10,112	$10,396	$8,952	$236,132	$5,148	$1,508,588
Total Financial and Derivative
Net Assets	$(573)	$(3,589)	$(253)	$443	$(33,759)	$725,954	$(299,997)	$45,607	$12,902	$115,664	$(150,291)	$(44,141)	$30,257	$7,936	$(7,604)	$(2,041)	$(74,518)	$(2,711)	$319,286
Total collateral
received (pledged)†##	$—	$—	$—	$—	$(9,999)	$725,954	$(263,955)	$—	$—	$115,664	$(150,291)	$—	$—	$—	$—	$—	$(9,999)	$—
Net amount	$(573)	$(3,589)	$(253)	$443	$(23,760)	$—	$(36,042)	$45,607	$12,902	$—	$—	$(44,141)	$30,257	$7,936	$(7,604)	$(2,041)	$(64,519)	$(2,711)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$130,000	$—	$—	$—	$—	$—	$—	$—	$—	$130,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$841,552	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$841,552
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(9,999)	$(111,978)	$(263,955)	$—	$—	$—	$(221,976)	$—	$—	$—	$—	$—	$(9,999)	$—	$(617,907)

42	Putnam VT Multi-Asset Absolute Return Fund	Putnam VT Multi-Asset Absolute Return Fund	43

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $219,973 and $145,972, respectively.

Note 9 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) ASU 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

44	Putnam VT Multi-Asset Absolute Return Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT Multi-Asset Absolute Return Fund	45

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2020, there were 97 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial
Vice President and Chief Compliance Officer	Since 2004	Officer, Principal Accounting Officer, and
Since 2016		Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

46	Putnam VT Multi-Asset Absolute Return Fund

This page intentionally left blank.

Putnam VT Multi-Asset Absolute Return Fund	47

This page intentionally left blank.

48	Putnam VT Multi-Asset Absolute Return Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Multi-Asset Absolute Return Fund	49

This report has been prepared for the shareholders
of Putnam VT Multi-Asset Absolute Return Fund.	VTAN110 324357 2/21

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2020	$71,264	$ —	$9,086	$ —
December 31, 2019	$70,912	$ —	$10,676	$ —

For the fiscal years ended December 31, 2020 and December 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $622,780 and $168,351 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2020	$ —	$613,694	$ —	$ —
December 31, 2019	$ —	$157,575	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021